Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2017

FIRST QUARTER 2017

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7-8
Consolidated Balance Sheets	9
Consolidated Income Statements	10
Funds From Operations	11
Funds Available for Distribution	12
Interest Coverage Ratios	13
Capital Structure	14
Debt Analysis	15-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Reconciliation of Net Income Attributable to Boston Properties, Inc. Common Shareholders to Same Property Performance	21-22
Same Property Net Operating Income by Reportable Segment	23
Residential and Hotel Performance	24
Capital Expenditures, Tenant Improvements and Leasing Commissions	25
Portfolio Overview	26
In-Service Property Listing	27-29
Occupancy by Location	30
Top 20 Tenants and Tenant Diversification	31
Aggregate Lease Expiration Roll Out	32
Boston Lease Expiration Roll Out	33-34
New York Lease Expiration Roll Out	35-36
San Francisco and Los Angeles Lease Expiration Roll Out	37-38
Washington, DC Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Leasing Activity	43
Acquisitions/Dispositions	44
Value Creation Pipeline—Construction in Progress	45
Value Creation Pipeline—Land Parcels and Purchase Options	46
Definitions	47-48

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 601 Massachusetts Avenue, Washington, DC)

FIRST QUARTER 2017

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of Class A office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 47.7 million square feet and consisting of 164 office properties (including six properties under construction/redevelopment), five retail properties, four residential properties (including two properties under construction) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 36 individuals averages 31 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on select targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities—currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	taking on complex, technically challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and employer of choice for talented real estate professionals.

Snapshot

(as of March 31, 2017)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	174
Total Square Feet (includes unconsolidated joint ventures)	47.7 million

Common shares outstanding, plus common units and LTIP units (including Outperformance Plan Units and 2013 and 2014 Multi-Year Long-Term Incentive Program (“MYLTIP”) Units) on an as-converted basis (excludes 2015, 2016 and 2017 MYLTIP Units because not yet earned) (1)

171.9 million
Dividend—Quarter/Annualized	$0.75/$3.00
Dividend Yield	2.27%
Consolidated Market Capitalization	$32.9 billion
BXP’s Share of Market Capitalization (2)	$32.0 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For additional detail, see page 14.
(2)	For the Company’s definition of BXP’s Share of Market Capitalization and related disclosures, see page 47. For a quantitative reconciliation of Consolidated Market Capitalization to BXP’s Share of Market Capitalization, see page 14.

FIRST QUARTER 2017

INVESTOR INFORMATION

Board of Directors
Joel I. Klein	Dr. Jacob A. Frenkel
Lead Independent Director	Director, Chair of Nominating & Corporate Governance Committee

Owen D. Thomas Chief Executive Officer and Director	Matthew J. Lustig Director

Douglas T. Linde President and Director	Alan J. Patricof Director

Bruce W. Duncan Director	Martin Turchin Director

Karen E. Dykstra Director	David A. Twardock Director, Chair of Audit Committee

Carol B. Einiger
Director, Chair of Compensation Committee

Chairman Emeritus
Mortimer B. Zuckerman

Management
Raymond A. Ritchey Senior Executive Vice President	John F. Powers Executive Vice President, New York Region

Michael E. LaBelle Executive Vice President, Chief Financial Officer and Treasurer	Frank D. Burt Senior Vice President, General Counsel

Peter D. Johnston Executive Vice President, Washington, DC Region	Michael R. Walsh Senior Vice President, Chief Accounting Officer

Bryan J. Koop
Executive Vice President, Boston Region

Robert E. Pester
Executive Vice President, San Francisco Region

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to
Michael E. LaBelle
	Stock Exchange Listing New York Stock Exchange		Executive Vice President, Chief Financial Officer and Treasurer
at 617.236.3352 or
mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
High Closing Price	$139.88	$133.39	$143.61	$133.13	$127.26
Low Closing Price	$127.00	$114.07	$130.03	$123.71	$108.18
Average Closing Price	$132.59	$124.31	$138.78	$128.38	$118.69
Closing Price, at the end of the quarter	$132.41	$125.78	$136.29	$131.90	$127.08

Dividends per share	$0.75	$0.75	$0.65	$0.65	$0.65
Closing dividend yield—annualized	2.27%	2.39%	1.91%	1.97%	2.05%
Closing common shares outstanding, plus common units and LTIP units (including Outperformance Plan Units and 2013 and 2014 MYLTIP Units) on an as-converted basis (excludes 2015, 2016 and 2017 MYLTIP Units because not yet earned) (thousands) (1)	171,938	171,774	171,775	171,772	171,763
Closing market value of outstanding shares and units (thousands)	$22,966,310	$21,805,734	$23,611,215	$22,856,727	$22,027,642

(1)	For additional detail, see page 14.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:

Second Quarter, 2017	Tentatively August 1, 2017
Third Quarter, 2017	Tentatively November 1, 2017
Fourth Quarter, 2017	Tentatively January 30, 2018
First Quarter, 2018	Tentatively April 24, 2018

FIRST QUARTER 2017

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

Jacob Kilstein	Anthony Paolone	Andrew Mollay	Stephen Boyd
Argus Research Company	J.P. Morgan Securities	Bank of America Merrill Lynch	Fitch Ratings
646.747.5447	212.622.6682	646.855.6435	212.908.9153

Jeffrey Spector / Jamie Feldman	Craig Mailman / Jordan Sadler	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	KeyBanc Capital Markets	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	917.368.2316 / 917.368.2280	212.412.3695	212.553.3828

Ross Smotrich	Richard Anderson	Thomas Cook	Anita Ogbara
Barclays Capital	Mizuho Securities	Citi Investment Research	Standard & Poor’s
212.526.2306	212.205.8445	212.723.1112	212.438.5077

John Kim	Sumit Sharma / Vikram Malhotra	Mark Streeter
BMO Capital	Morgan Stanley	J.P. Morgan Securities
212.885.4115	212.761.7567 / 212.761.7064	212.834.5086

Tom Catherwood	Brad Schwer	Thierry Perrein / Jason Jones
BTIG	Morningstar	Wells Fargo
212.593.7510	312.244.7061	704.715.8455 / 704.715.7932

Thomas Lesnick / Ryan Wineman	Mike Carroll
Capital One Securities	RBC Capital Markets
571.633.8191 / 571.633.8414	440.715.2649

Michael Bilerman / Emmanuel Korchman	David Rodgers / Richard Schiller
Citigroup Global Markets	RW Baird
212.816.1383 / 212.816.1382	216.737.7341 / 312.609.5485

Barry Oxford	Alexander Goldfarb / Daniel Santos
D.A. Davidson & Co.	Sandler O’Neill & Partners
212.240.9871	212.466.7937 / 212.466.7927

Vincent Chao / Mike Husseini	John Guinee / Erin Aslakson
Deutsche Bank Securities	Stifel, Nicolaus & Company
212.250.6799 / 212.250.7703	443.224.1307 / 443.224.1350

Steve Sakwa / Robert Simone	Michael Lewis
Evercore ISI	SunTrust Robinson Humphrey
212.446.9462 / 212.446.9459	212.319.5659

Jed Reagan / Tyler Grant	Nick Yulico
Green Street Advisors	UBS Securities
949.640.8780	212.713.3402

Jonathan Petersen / Omotayo Okusanya	Blaine Heck
Jefferies & Co.	Wells Fargo Securities
212.284.1705 / 212.336.7076	443.263.6529

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FIRST QUARTER 2017

GUIDANCE

The Company’s guidance for the second quarter 2017 and full year 2017 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (“EPS”) and diluted funds from operations (“FFO”) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in the earnings release issued on April 25, 2017 and otherwise referenced during the Company’s conference call scheduled for April 26, 2017. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2017		Full Year 2017
	Low	High	Low	High
Projected EPS (diluted)	$0.77	$0.79	$2.60	$2.68
Add:
Projected Company share of real estate depreciation and amortization	0.86	0.86	3.57	3.57
Less:
Projected Company share of gains on sales of real estate	0.02	0.02	0.02	0.02

Projected FFO per share (diluted)	$1.61	$1.63	$6.15	$6.23

ASSUMPTIONS

(dollars in thousands)

	Full Year 2017
	Low	High
Operating property activity:
Average In-service portfolio occupancy	90.0%	91.0%
Increase in BXP’s Share of Same Property net operating income	1.50%	3.00%
Increase in BXP’s Share of Same Property net operating income—cash basis	1.00%	3.00%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year	$17,000	$23,000
BXP’s Share of Straight-line rent and fair value lease revenue (non-cash revenue)	$65,000	$85,000
Hotel net operating income	$13,000	$15,000
Termination income(1)	$21,000	$25,000
Other income (expense):
Development and management services income	$28,000	$33,000
General and administrative expense	$(115,000)	$(110,000)
Net interest expense	$(368,000)	$(355,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(132,000)	$(117,000)

(1)	Includes $13,000-$14,000 of termination income in the second quarter of 2017.

FIRST QUARTER 2017

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

Three Months Ended
31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
Net income attributable to Boston Properties, Inc. common shareholders	$97,083	$147,214	$76,753	$96,597	$181,747
Net income attributable to Boston Properties, Inc. per share—basic	$0.63	$0.96	$0.50	$0.63	$1.18
Net income attributable to Boston Properties, Inc. per share—diluted	$0.63	$0.96	$0.50	$0.63	$1.18
FFO attributable to Boston Properties, Inc. (1)	$228,383	$236,898	$219,564	$220,595	$250,688
FFO per share—diluted (1)	$1.48	$1.54	$1.42	$1.43	$1.63
Dividends per common share	$0.75	$0.75	$0.65	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (1) (2)	$178,002	$151,183	$149,725	$160,948	$188,204
Ratios:
Interest Coverage Ratio (excluding capitalized interest) (3)	3.88	3.86	3.49	3.63	3.79
Interest Coverage Ratio (including capitalized interest) (3)	3.40	3.46	3.17	3.28	3.45
FFO Payout Ratio (2)	50.68%	48.70%	45.77%	45.45%	39.88%
FAD Payout Ratio (2)	72.49%	85.28%	74.63%	69.42%	59.35%
Selected Items (4):
Revenue	$632,228	$636,061	$625,228	$623,546	$665,985
Partners’ share of revenue from consolidated joint ventures	(70,178)	(69,766)	(69,391)	(69,609)	(73,667)
BXP’s share of revenue from unconsolidated joint ventures	25,650	24,828	25,271	18,825	18,447

BXP’s share of revenue	$587,700	$591,123	$581,108	$572,762	$610,765
Straight-line rent (5)	$12,023	$14,711	$11,107	$(6,503)	$14,424
Partners’ share of straight-line rent from consolidated joint ventures	(590)	(1,103)	(707)	(718)	(1,696)
BXP’s share of straight-line rent from unconsolidated joint ventures	3,563	3,696	3,285	1,787	1,064

BXP’s share of straight-line rent	$14,996	$17,304	$13,685	$(5,434)	$13,792
Fair value lease revenue (6)	$5,390	$6,840	$6,547	$8,808	$8,186
Partners’ share of fair value lease revenue from consolidated joint ventures (6)	(1,575)	(2,194)	(2,084)	(3,031)	(2,810)
BXP’s share of fair value lease revenue from unconsolidated joint ventures (6)	493	494	511	(1)	(1)

BXP’s share of fair value lease revenue	$4,308	$5,140	$4,974	$5,776	$5,375
Lease termination fees (7)	$3,918	$504	$(170)	$7,654	$51,306
Partners’ share of lease termination fees from consolidated joint ventures	(1,310)	(31)	421	(44)	(1,852)
BXP’s share of termination income from unconsolidated joint ventures	316	13	8	4	(9)

BXP’s share of termination income	$2,924	$486	$259	$7,614	$49,445
Fair value interest adjustment and hedge amortization	$10,323	$10,145	$10,378	$11,272	$12,321
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	(4,627)	(4,598)	(4,569)	(4,540)	(4,511)
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—

BXP’s share of fair value interest adjustment	$5,696	$5,547	$5,809	$6,732	$7,810
Ground rent expense (8)	$3,459	$3,460	$3,471	$3,469	$3,471
Losses from early extinguishments of debt	$—	$—	$(371)	$—	$—
Capitalized interest	$12,345	$10,281	$9,788	$9,899	$9,269
Capitalized wages	$3,947	$5,376	$4,155	$4,467	$4,344
Operating margins [(rental revenue—rental expense)/rental revenue]	63.1%	63.6%	62.3%	64.0%	66.3%
Income from unconsolidated joint ventures	$3,084	$2,585	$1,464	$2,234	$1,791
BXP’s share of funds from operations (FFO) from unconsolidated joint ventures	$12,125	(9)	$11,277	$10,592	$6,852	$6,287
Net income attributable to noncontrolling interests in property partnerships	$4,424	$(2,121)	$(17,225)	$6,814	$10,464
FFO attributable to noncontrolling interests in property partnerships	$25,839	(10)	$25,135	$23,682	$26,183	$30,019

(1)	For the Company’s definitions and related disclosures, see pages 47-48.
(2)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by FFO per share-diluted. For a quantitative reconciliation of FFO, see page 11. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(3)	For a quantitative reconciliation and related disclosures, see page 13.
(4)	Partners’ share and BXP’s share of line items below are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	During the three months ended June 30, 2016, the Company recognized lump-sum rental income from three tenants totaling approximately $15.4 million that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(6)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(7)	For the three months ended March 31, 2016, includes approximately $45.0 million received from a tenant that terminated its lease for approximately 85,000 square feet at the Company’s 250 West 55th Street property located in New York City. For the three months ended June 30, 2016, includes a distribution received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $1.4 million.
(8)	Includes non-cash straight-line adjustments to ground rent. See page 13 for the straight-line adjustments to the ground rent expense.
(9)	For additional detail, see page 18.
(10)	For additional detail, see page 20.

FIRST QUARTER 2017

FINANCIAL HIGHLIGHTS (continued)

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	31-Mar-17		31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$33,923		$37,079	$40,346	$43,780	$47,388
Below-market rents (included within Other Liabilities)	$123,545		$132,495	$142,595	$152,576	$160,504
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$43,356		$42,717	$41,718	$40,687	$39,752
Outside members’ notes payable (1)	$180,000		$180,000	$180,000	$180,000	$180,000
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable) (1)	$162,936		$153,758	$144,825	$136,131	$127,670
Capitalization:
Common Stock Price @ Quarter End	$132.41		$125.78	$136.29	$131.90	$127.08
Equity Value @ Quarter End	$22,966,310		$21,805,734	$23,611,215	$22,856,727	$22,027,642
Consolidated Debt	$9,886,845		$9,796,133	$9,808,922	$9,934,084	$10,160,366
Add:
BXP’s share of Unconsolidated Joint Venture Debt (2)	317,719		318,193	350,225	350,831	351,394
Less:
Partners’ share of Consolidated Debt (5)	1,138,446		1,144,473	1,150,462	1,156,399	1,162,292

BXP’s Share of Debt (3)(4)	$9,066,118		$8,969,853	$9,008,685	$9,128,516	$9,349,468

Consolidated Market Capitalization	$32,853,155		$31,601,867	$33,420,137	$32,790,811	$32,188,008
Consolidated Debt/Consolidated Market Capitalization (3)	30.09%		31.00%	29.35%	30.30%	31.57%
BXP’s Share of Market Capitalization (3)(4)	$32,032,428	(6)	$30,775,587	$32,619,900	$31,985,243	$31,377,110
BXP’s Share of Debt/BXP’s Share of Market Capitalization (3)(4)	28.30	%(6)	29.15%	27.62%	28.54%	29.80%

(1)	Amount is allocated to the Company’s 767 Fifth Avenue (The GM Building) partners through noncontrolling interests in property partnerships.
(2)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(3)	For the Company’s definitions, see pages 47-48.
(4)	Partners’ share and BXP’s share of line items are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(6)	For additional detail, see page 14.

FIRST QUARTER 2017

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
ASSETS
Real estate	$18,931,136	$18,862,648	$18,704,856	$18,690,403	$18,424,542
Construction in progress (1)	1,211,324	1,037,959	954,013	865,359	857,578
Land held for future development (2)	249,800	246,656	243,887	241,106	256,952
Less accumulated depreciation	(4,302,283)	(4,222,235)	(4,113,553)	(4,056,716)	(3,969,648)

Total real estate	16,089,977	15,925,028	15,789,203	15,740,152	15,569,424
Cash and cash equivalents	302,939	356,914	419,323	1,180,044	1,605,678
Cash held in escrows	51,244	63,174	63,980	65,654	71,349
Investments in securities	25,817	23,814	23,022	21,775	21,077
Tenant and other receivables, net	73,012	92,548	76,258	84,861	73,759
Accrued rental income, net	812,124	799,138	785,569	776,816	767,864
Deferred charges, net	666,677	686,163	680,192	697,823	693,976
Prepaid expenses and other assets	150,905	129,666	176,693	144,222	136,799
Investments in unconsolidated joint ventures	793,932	775,198	775,659	252,618	235,904

Total assets	$18,966,627	$18,851,643	$18,789,899	$18,963,965	$19,175,830

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,046,959	$2,063,087	$2,077,707	$3,189,013	$3,416,622
Unsecured senior notes, net	7,248,152	7,245,953	7,243,767	6,257,274	6,255,602
Unsecured line of credit	105,000	—	—	—	—
Mezzanine notes payable	306,734	307,093	307,448	307,797	308,142
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	313,723	298,524	312,979	287,464	252,727
Dividends and distributions payable	130,418	130,308	113,038	113,071	113,079
Accrued interest payable	266,714	243,933	234,628	222,175	221,578
Other liabilities	446,489	450,821	461,079	508,952	498,290

Total liabilities	11,044,189	10,919,719	10,930,646	11,065,746	11,246,040

Commitments and contingencies	—	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,849,231, 153,790,175, 153,773,012, 153,674,930 and 153,604,966 outstanding, respectively	1,538	1,538	1,538	1,537	1,536
Additional paid-in capital	6,339,970	6,333,424	6,326,580	6,316,191	6,306,723
Dividends in excess of earnings	(712,270)	(693,694)	(725,522)	(702,361)	(699,048)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(50,983)	(52,251)	(73,943)	(79,748)	(56,706)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,775,533	5,786,295	5,725,931	5,732,897	5,749,783
Noncontrolling interests:
Common units of the Operating Partnership	617,252	614,982	608,280	612,385	616,095
Property partnerships	1,529,653	1,530,647	1,525,042	1,552,937	1,563,912

Total equity	7,922,438	7,931,924	7,859,253	7,898,219	7,929,790

Total liabilities and equity	$18,966,627	$18,851,643	$18,789,899	$18,963,965	$19,175,830

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	Includes land held for future development and pre-development costs.

FIRST QUARTER 2017

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
Revenue
Rental
Base rent	$503,562	$498,941	$489,312	$493,386	$536,128
Recoveries from tenants	89,164	91,123	92,560	85,706	89,586
Parking and other	25,610	25,334	24,638	26,113	24,825

Total rental revenue	618,336	615,398	606,510	605,205	650,539
Hotel revenue	7,420	10,965	12,354	12,808	8,757
Development and management services	6,472	9,698	6,364	5,533	6,689

Total revenue	632,228	636,061	625,228	623,546	665,985

Expenses
Operating	116,415	113,669	117,728	113,212	114,467
Real estate taxes	109,435	108,556	109,480	104,726	104,705
Demolition costs	2,437	1,873	1,352	—	—
Hotel operating	7,091	7,736	8,118	7,978	7,634
General and administrative (1)	31,386	25,293	25,165	25,418	29,353
Transaction costs	34	1,200	249	913	25
Impairment loss	—	—	1,783	—	—
Depreciation and amortization (2)	159,205	178,032	203,748	153,175	159,448

Total expenses	426,003	436,359	467,623	405,422	415,632

Operating income	206,225	199,702	157,605	218,124	250,353
Other income (expense)
Income from unconsolidated joint ventures	3,084	2,585	1,464	2,234	1,791
Gain on sale of investment in unconsolidated joint venture (3)	—	59,370	—	—	—
Interest and other income	614	573	3,628	1,524	1,505
Gains from investments in securities (1)	1,042	560	976	478	259
Interest expense (4)	(95,534)	(97,896)	(104,641)	(105,003)	(105,309)
Losses from early extinguishments of debt	—	—	(371)	—	—
Losses from interest rate contracts	—	—	(140)	—	—

Income before gains on sales of real estate	115,431	164,894	58,521	117,357	148,599
Gains on sales of real estate	133	—	12,983	—	67,623

Net income	115,564	164,894	71,504	117,357	216,222
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(4,424)	2,121	17,225	(6,814)	(10,464)
Noncontrolling interest—common units of the Operating Partnership (5)	(11,432)	(17,097)	(9,387)	(11,357)	(21,393)

Net income attributable to Boston Properties, Inc.	99,708	149,918	79,342	99,186	184,365
Preferred dividends	(2,625)	(2,704)	(2,589)	(2,589)	(2,618)

Net income attributable to Boston Properties, Inc. common shareholders	$97,083	$147,214	$76,753	$96,597	$181,747

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share—basic	$0.63	$0.96	$0.50	$0.63	$1.18

Net income attributable to Boston Properties, Inc. per share—diluted	$0.63	$0.96	$0.50	$0.63	$1.18

(1)	General and administrative expense includes $(1,042), $(560), $(976), $(478) and $(259) and gains from investments in securities include $1,042, $560, $976, $478 and $259 for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended September 30, 2016, includes approximately $50.8 million of accelerated depreciation expense related to the redevelopment of the Company’s 601 Lexington Avenue property.
(3)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square located in Washington, DC, completed the sale of an 80% interest in the joint venture for a gross sale price of approximately $282.4 million, including the assumption by the buyer of its pro rata share of the mortgage loan collateralized by the property totaling approximately $133.4 million and certain unfunded leasing costs totaling approximately $14.2 million. Net cash proceeds to the Company totaled approximately $58.2 million, resulting in a gain on sale of investment totaling approximately $59.4 million. The Company continues to own a 20% interest in the joint venture.
(4)	For the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, interest expense includes $9,178, $8,933, $8,694, $8,461 and $8,234, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(5)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.33%, 10.25%, 10.28%, 10.33% and 10.32% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

FIRST QUARTER 2017

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
Net income attributable to Boston Properties, Inc. common shareholders	$97,083	$147,214	$76,753	$96,597	$181,747
Add:
Preferred dividends	2,625	2,704	2,589	2,589	2,618
Noncontrolling interest—common units of the Operating Partnership	11,432	17,097	9,387	11,357	21,393
Noncontrolling interests in property partnerships	4,424	(2,121)	(17,225)	6,814	10,464
Less:
Gains on sales of real estate	133	—	12,983	—	67,623

Income before gains on sales of real estate	115,431	164,894	58,521	117,357	148,599
Add:
Depreciation and amortization	159,205	178,032	203,748	153,175	159,448
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(21,415)	(27,256)	(40,907)	(19,369)	(19,555)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,041	8,692	9,128	4,618	4,496
Corporate-related depreciation and amortization	(525)	(449)	(393)	(362)	(364)
Less:
Gain on sale of investment in unconsolidated joint venture	—	59,370	—	—	—
Noncontrolling interests in property partnerships	4,424	(2,121)	(17,225)	6,814	10,464
Preferred dividends	2,625	2,704	2,589	2,589	2,618

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	254,688	263,960	244,733	246,016	279,542
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of FFO	26,305	27,062	25,169	25,421	28,854

FFO attributable to Boston Properties, Inc. common shareholders	$228,383	$236,898	$219,564	$220,595	$250,688

Boston Properties, Inc.’s percentage share of Basic FFO	89.67%	89.75%	89.72%	89.67%	89.68%

FFO per share—basic	$1.48	$1.54	$1.43	$1.44	$1.63

Weighted average shares outstanding—basic	153,860	153,814	153,754	153,662	153,626

FFO per share—diluted	$1.48	$1.54	$1.42	$1.43	$1.63

Weighted average shares outstanding—diluted	154,214	153,991	154,136	153,860	153,917

Reconciliation to Diluted FFO:

Basic FFO	$254,688	$263,960	$244,733	$246,016	$279,542
Add:
Effect of dilutive securities—stock-based compensation	—	—	—	—	—

Diluted FFO	254,688	263,960	244,733	246,016	279,542
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted FFO	26,251	27,034	25,113	25,391	28,805

Boston Properties, Inc.’s share of Diluted FFO	$228,437	$236,926	$219,620	$220,625	$250,737

Reconciliation of Shares/Units for Diluted FFO:

Shares/units for Basic FFO	171,581	171,385	171,379	171,370	171,309
Add:
Effect of dilutive securities—stock-based compensation (shares/units)	354	177	382	198	291

Shares/units for Diluted FFO	171,935	171,562	171,761	171,568	171,600
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,721	17,571	17,625	17,708	17,683

Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,214	153,991	154,136	153,860	153,917

Boston Properties, Inc.’s percentage share of Diluted FFO	89.69%	89.76%	89.74%	89.68%	89.70%

FIRST QUARTER 2017

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
Net income attributable to Boston Properties, Inc. common shareholders	$97,083	$147,214	$76,753	$96,597	$181,747
Add:
Preferred dividends	2,625	2,704	2,589	2,589	2,618
Noncontrolling interest—common units of the Operating Partnership	11,432	17,097	9,387	11,357	21,393
Noncontrolling interests in property partnerships	4,424	(2,121)	(17,225)	6,814	10,464
Less:
Gains on sales of real estate	133	—	12,983	—	67,623

Income before gains on sales of real estate	115,431	164,894	58,521	117,357	148,599
Add:
Depreciation and amortization	159,205	178,032	203,748	153,175	159,448
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(21,415)	(27,256)	(40,907)	(19,369)	(19,555)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,041	8,692	9,128	4,618	4,496
Corporate-related depreciation and amortization	(525)	(449)	(393)	(362)	(364)
Less:
Gain on sale of investment in unconsolidated joint venture	—	59,370	—	—	—
Noncontrolling interests in property partnerships	4,424	(2,121)	(17,225)	6,814	10,464
Preferred dividends	2,625	2,704	2,589	2,589	2,618

Basic FFO	254,688	263,960	244,733	246,016	279,542
Straight-line rent (1)	(12,023)	(14,711)	(11,107)	6,503	(14,424)
Partners’ share of straight-line rent from consolidated joint ventures	590	1,103	707	718	1,696
BXP’s share of straight-line rent from unconsolidated joint ventures	(3,563)	(3,696)	(3,285)	(1,787)	(1,064)
Lease transaction costs that qualify as rent inducements (2)	682	487	861	2,200	5,305
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (2)	—	—	—	—	(17)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (2)	132	43	15	—	—
Fair value lease revenue (3)	(5,390)	(6,840)	(6,547)	(8,808)	(8,186)
Partners’ share of fair value lease revenue from consolidated joint ventures (3)	1,575	2,194	2,084	3,031	2,810
BXP’s share of fair value lease revenue from unconsolidated joint ventures (3)	(493)	(494)	(511)	1	1
Non-cash losses (gains) from early extinguishments of debt	—	—	371	—	—
Non-cash termination income adjustment (fair value lease amounts)	(403)	7	—	141	29
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	161	(3)	—	(41)	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	—	—	—
Straight-line ground rent expense adjustment (4)	639	998	1,031	935	987
Stock-based compensation	10,802	7,621	7,643	7,578	10,069
Non-real estate depreciation	525	449	393	362	364
Impairment loss	—	—	1,783	—	—
Fair value interest adjustment	(10,323)	(10,145)	(10,378)	(11,272)	(12,321)
Partners’ share of fair value interest adjustment from consolidated joint ventures	4,627	4,598	4,569	4,540	4,511
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
2nd generation tenant improvements and leasing commissions	(48,730)	(75,708)	(69,742)	(74,719)	(58,100)
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated joint ventures	123	449	805	1,247	2,525
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated joint ventures	(1,164)	(1,472)	(18)	(8,616)	(4,769)
Unearned portion of capitalized fees from consolidated joint ventures	537	1,787	250	2,697	1,191
Maintenance capital expenditures (5)	(10,677)	(16,334)	(11,889)	(9,654)	(21,961)
Partners’ share of maintenance capital expenditures from consolidated joint ventures (5)	2,129	1,197	377	422	573
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (5)	(211)	(437)	(283)	(112)	(197)
Hotel improvements, equipment upgrades and replacements	(6,231)	(3,870)	(2,137)	(434)	(360)

Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$178,002	$151,183	$149,725	$160,948	$188,204

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$129,040	$128,930	$111,739	$111,737	$111,708
FAD Payout Ratio (B÷A)	72.49%	85.28%	74.63%	69.42%	59.35%

(1)	During the three months ended June 30, 2016, the Company recognized lump-sum rental income from three tenants totaling approximately $15.4 million that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 200 Clarendon Street property’s adjacent 100 Clarendon Street garage and Back Bay Station concourse level. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(5)	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures – see page 25 for additional detail.

FIRST QUARTER 2017

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16	31-Mar-16
Net income attributable to Boston Properties, Inc. common shareholders	$97,083	$147,214	$76,753	$96,597	$181,747
Add:
Preferred dividends	2,625	2,704	2,589	2,589	2,618
Noncontrolling interest—common units of the Operating Partnership	11,432	17,097	9,387	11,357	21,393
Noncontrolling interests in property partnerships	4,424	(2,121)	(17,225)	6,814	10,464
Less:
Gains on sales of real estate	133	—	12,983	—	67,623

Income before gains on sales of real estate	115,431	164,894	58,521	117,357	148,599
Noncontrolling interests in property partnerships	(4,424)	2,121	17,225	(6,814)	(10,464)
Interest expense	95,534	97,896	104,641	105,003	105,309
Partners’ share of interest expense from consolidated joint ventures	(17,259)	(17,579)	(17,460)	(17,177)	(16,988)
BXP’s share of interest expense from unconsolidated joint ventures	3,749	3,654	4,025	4,010	4,015
Depreciation and amortization expense	159,205	178,032	203,748	153,175	159,448
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(21,415)	(27,256)	(40,907)	(19,369)	(19,555)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,041	8,692	9,128	4,618	4,496
Gain on sale of investment in unconsolidated joint venture	—	(59,370)	—	—	—
Losses from early extinguishments of debt	—	—	371	—	—
Impairment loss	—	—	1,783	—	—
Non-cash termination income adjustment (fair value lease amounts)	(403)	7	—	141	29
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	161	(3)	—	(41)	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	—	—	—
Stock-based compensation	10,802	7,621	7,643	7,578	10,069
Straight-line ground rent expense adjustment (1)	639	998	1,031	935	987
Straight-line rent (2)	(12,023)	(14,711)	(11,107)	6,503	(14,424)
Partners’ share of straight-line rent from consolidated joint ventures	590	1,103	707	718	1,696
BXP’s share of straight-line rent from unconsolidated joint ventures	(3,563)	(3,696)	(3,285)	(1,787)	(1,064)
Lease transaction costs that qualify as rent inducements (3)	682	487	861	2,200	5,305
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (3)	—	—	—	—	(17)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (3)	132	43	15	—	—
Fair value lease revenue (4)	(5,390)	(6,840)	(6,547)	(8,808)	(8,186)
Partners’ share of fair value lease revenue from consolidated joint ventures (4)	1,575	2,194	2,084	3,031	2,810
BXP’s share of fair value lease revenue from unconsolidated joint ventures (4)	(493)	(494)	(511)	1	1

Subtotal (A)	$332,571	$337,793	$331,966	$351,274	$372,066

Divided by:
Interest expense	$95,534	$97,896	$104,641	$105,003	$105,309
Partners’ share of interest expense from consolidated joint ventures	(17,259)	(17,579)	(17,460)	(17,177)	(16,988)
BXP’s share of interest expense from unconsolidated joint ventures	3,749	3,654	4,025	4,010	4,015
Fair value interest adjustment	10,323	10,145	10,378	11,272	12,321
Partners’ share of fair value interest adjustment from consolidated joint ventures	(4,627)	(4,598)	(4,569)	(4,540)	(4,511)
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
Amortization of financing costs	(1,967)	(1,964)	(1,889)	(1,704)	(1,829)
Partners’ share of amortization of financing costs from consolidated joint ventures	9	39	38	38	38
BXP’s share of amortization of financing costs from unconsolidated joint ventures	(100)	(100)	(113)	(112)	(120)

Adjusted interest expense excluding capitalized interest (B)	85,662	87,493	95,051	96,790	98,235
Capitalized interest	12,345	10,281	9,788	10,222	9,525
Partners’ share of capitalized interest from consolidated joint ventures	(251)	(203)	(21)	—	—
BXP’s share of capitalized interest from unconsolidated joint ventures	(6)	—	—	—	—

Adjusted interest expense including capitalized interest (C)	$97,750	$97,571	$104,818	$107,012	$107,760

Interest Coverage Ratio (excluding capitalized interest) (A ÷ B) (5)	3.88	3.86	3.49	3.63	3.79

Interest Coverage Ratio (including capitalized interest) (A ÷ C) (5)	3.40	3.46	3.17	3.28	3.45

(1)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the 100 Clarendon Street garage and Back Bay Station concourse level, which are adjacent to the the Company’s 200 Clarendon Street property. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur over the next three years with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(2)	During the three months ended June 30, 2016, the Company recognized an aggregate of approximately $15.4 million of lump sum rental income amounts from three tenants that will be straight-lined through each tenant’s lease term. These amounts are in addition to the tenants’ monthly rental payments.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(4)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(5)	The Company believes that the presentation of its Interest Coverage Ratio provides investors with useful information about the Company’s financial condition because it measures the margin it has for paying interest expense as of a certain date. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or worsening. The ratios may also be used to compare the ability of different companies to meet their interest expense obligations, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways—including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations.

FIRST QUARTER 2017

CAPITAL STRUCTURE

(in thousands, except percentages)

Consolidated Debt

Aggregate Principal March 31, 2017
Mortgage Notes Payable	$2,026,578
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	105,000
Unsecured Senior Notes, at face value	7,300,000
Outside Members’ Notes Payable	180,000

Subtotal	9,917,578
Fair Value Interest Adjustment on Mortgage Notes Payable	22,622
Fair Value Interest Adjustment on Mezzanine Notes Payable	734
Discount on Unsecured Senior Notes	(18,132)
Deferred Financing Costs, Net	(35,957)

Consolidated Debt	$9,886,845

Boston Properties Limited Partnership Unsecured Senior Notes (1)

Settlement Date	Maturity Date	Principal	Effective Yield (on issue date)	Coupon	Public Offering Price	Discount	Deferred Financing Costs, Net	Unsecured Senior Notes, net
8/17/2016	10/1/2026	$1,000,000	3.495%	2.750%	99.271%	$6,925	$7,692	$985,383
1/20/2016	2/1/2026	1,000,000	3.766%	3.650%	99.708%	2,631	7,194	990,175
6/27/2013	2/1/2024	700,000	3.916%	3.800%	99.694%	1,460	3,843	694,697
4/11/2013	9/1/2023	500,000	3.279%	3.125%	99.379%	2,044	2,580	495,376
6/11/2012	2/1/2023	1,000,000	3.954%	3.850%	99.779%	1,311	4,560	994,129
11/10/2011	11/15/2018	850,000	3.853%	3.700%	99.767%	502	2,782	846,716
11/18/2010	5/15/2021	850,000	4.289%	4.125%	99.260%	2,796	2,032	845,172
4/19/2010	11/15/2020	700,000	5.708%	5.625%	99.891%	310	1,437	698,253
10/9/2009	10/15/2019	700,000	5.967%	5.875%	99.931%	153	1,596	698,251

		$7,300,000				$18,132	$33,716	$7,248,152

Equity

	Shares/Units Outstanding as of 3/31/2017	Common Stock Equivalents	Equivalent Value (2)
Common Stock	153,849	153,849	$20,371,146
Common Operating Partnership Units	18,089	18,089	2,395,164
5.25% Series B Cumulative Redeemable Preferred Stock (non-callable through March 27, 2018)	80	—	200,000

Total Equity		171,938	$22,966,310

Consolidated Debt			$9,886,845
Add:
BXP’s share of unconsolidated joint venture debt (3)			317,719
Less:
Partners’ share of consolidated debt (4)			1,138,446

BXP’s Share of Debt (5)			$9,066,118

Consolidated Market Capitalization			$32,853,155

BXP’s Share of Market Capitalization (5)			$32,032,428

(1)	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa2 (positive) by S&P, Fitch and Moody’s, respectively.
(2)	Values based on March 31, 2017 closing price of $132.41 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
(3)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(4)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(5)	For the Company’s definitions, see pages 47-48.

FIRST QUARTER 2017

DEBT ANALYSIS (1)

as of March 31, 2017

(dollars in thousands)

Debt Maturities and Principal Payments

	2017	2018	2019	2020	2021	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	105,000	—	—	—	—	105,000	(2)

Total Floating Rate Debt	$—	$105,000	$—	$—	$—	$—	$105,000

Fixed Rate Debt:
767 Fifth Avenue (The GM Building) (60% ownership)	$1,300,000	$—	$—	$—	$—	$—	$1,300,000	(3)(4)
601 Lexington Avenue (55% ownership)	9,847	13,684	14,349	15,045	15,776	614,710	683,411
New Dominion Technology Park, Building One	1,465	3,100	3,340	3,598	22,906	—	34,409
University Place	1,305	1,849	1,981	2,123	1,500	—	8,758

Mortgage Notes Payable	1,312,617	18,633	19,670	20,766	40,182	614,710	2,026,578
Fair Value Interest Adjustment	22,622	—	—	—	—	—	22,622
Deferred Financing Costs, Net	(520)	(431)	(431)	(431)	(342)	(86)	(2,241)

Mortgage Notes Payable, Net	$1,334,719	$18,202	$19,239	$20,335	$39,840	$614,624	$2,046,959

Mezzanine Notes Payable	$306,000	$—	$—	$—	$—	$—	$306,000	(4)
Fair Value Interest Adjustment	734	—	—	—	—	—	734

Mezzanine Notes Payable	$306,734	$—	$—	$—	$—	$—	$306,734

Unsecured Senior Notes, Face Amount	$—	$850,000	$700,000	$700,000	$850,000	$4,200,000	$7,300,000
Discount Amortization	(1,992)	(2,696)	(2,503)	(2,528)	(2,063)	(6,350)	(18,132)
Deferred Financing Costs, Net	(4,639)	(6,019)	(5,036)	(4,510)	(3,648)	(9,864)	(33,716)

Unsecured Senior Notes, Net	$(6,631)	$841,285	$692,461	$692,962	$844,289	$4,183,786	$7,248,152

Outside Members’ Notes Payable	$180,000	$—	$—	$—	$—	$—	$180,000	(4)

Total Fixed Rate Debt	$1,814,822	$859,487	$711,700	$713,297	$884,129	$4,798,410	$9,781,845

Consolidated Debt	$1,814,822	$964,487	$711,700	$713,297	$884,129	$4,798,410	$9,886,845

% of Consolidated Debt	18.36%	9.76%	7.20%	7.21%	8.94%	48.53%	100.00%

Balloon Payments	$1,786,000	$955,000	$700,000	$700,000	$872,906	$4,810,648	$9,824,554

Scheduled Principal Amortization	$12,617	$18,633	$19,670	$20,766	$17,276	$4,062	$93,024
GAAP Weighted Average Floating Rate Debt (5) (6)	—	2.45%	—	—	—	—	2.45%

GAAP Weighted Average Fixed Rate Debt (5) (6)	3.04%	3.89%	5.96%	5.70%	4.39%	3.85%	4.06%

Total GAAP Weighted Average Rate (5) (6)	3.04%	3.73%	5.96%	5.70%	4.39%	3.85%	4.04%

Total Stated Weighted Average Rate (6)	5.96%	3.58%	5.87%	5.63%	4.32%	3.78%	4.47%

Unsecured Line of Credit - Matures July 26, 2018 (2)

Facility	Outstanding at 3/31/2017	Letters of Credit	Remaining Capacity at 3/31/2017
$1,000,000	$105,000	$6,040	$888,960

Unsecured and Secured Debt Analysis (6)

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Unsecured Debt	75.75%	4.09%	4.18%	5.6
Secured Debt	24.25%	5.64%	3.62%	1.9

Consolidated Debt	100.00%	4.47%	4.04%	4.7

Floating and Fixed Rate Debt Analysis (6)

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	1.08%	1.93%	2.45%	1.3
Fixed Rate Debt	98.92%	4.50%	4.06%	4.7

Consolidated Debt	100.00%	4.47%	4.04%	4.7

Interest Rate Hedging Instruments

	Notional Amount	Weighted-Average 10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps (4)	450,000	2.619%	June 7, 2017	June 7, 2027

(1)	Excludes unconsolidated joint ventures. For information on BXP’s unconsolidated joint venture debt, see page 17.
(2)	On April 24, 2017, Boston Properties Limited Partnership extended the maturity date from July 26, 2018 to April 24, 2022 and increased the capacity from $1.0 million to $1.5 billion.
(3)	This property has a fair value interest adjustment that is shown on the Fair Value Interest Adjustment line.
(4)	On April 24, 2017, the Company’s consolidated entity in which it has a 60% interest and that owns 767 Fifth Avenue (the General Motors Building) entered into an interest rate lock and commitment agreement with a group of lenders for a fixed interest rate of 3.43% per annum on a ten-year financing totaling $2.3 billion. The Company expects to close on the financing by the end of June 2017, although there can be no assurance that the financing will be consummated on the terms currently contemplated or at all. In conjunction with the interest rate lock and commitment agreement, the consolidated entity terminated its forward-starting interest rate swap contracts with notional amounts aggregating $450.0 million and will pay approximately $14.4 million, which amount will increase the Company’s interest expense over the ten-year term of the financing, resulting in an estimated effective interest rate of approximately 3.65% per annum, including the estimated amortization of financing costs and additional mortgage recording taxes.
(5)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(6)	Percentage of total debt, weighted average rates and weighted average maturities exclude the Outside Members’ Notes Payable because they are allocated to the Company’s partners through noncontrolling interests in property partnerships.

FIRST QUARTER 2017

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(dollars in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.

This section presents such ratios as of March 31, 2017 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in evaluating the Company’s unsecured debt securities.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		March 31, 2017
Total Assets:
Capitalized Property Value (1)		$23,172,351	$23,631,893
Cash and Cash Equivalents		302,939	302,939
Investments in Securities		25,817	25,817
Undeveloped Land, at Cost (including Joint Venture %)		295,805	295,805
Development in Process, at Cost (including Joint Venture %)		1,438,245	1,438,245

Total Assets		$25,235,157	$25,694,699

Unencumbered Assets		$19,867,798	$20,308,553

Consolidated Secured Debt (Fixed and Variable) (2)		$2,049,564	$2,049,564
Mezzanine Notes Payable (3)		306,000	306,000
Unconsolidated Joint Venture Debt (4)		318,942	318,942
Outside Members’ Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		12,043	12,043
Unsecured Debt (5)		7,405,000	7,405,000

Total Outstanding Debt		$10,271,549	$10,271,549

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$115,431	$115,431
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(3,084)	(3,084)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(1,042)	(1,042)
Add: Interest Expense (per Consolidated Income Statement)		95,534	95,534
Add: Depreciation and Amortization (per Consolidated Income Statement)		159,205	159,205

EBITDA		366,044	366,044
Add: BXP’s share of unconsolidated joint venture EBITDA		15,777	15,777

Consolidated EBITDA		$381,821	$381,821

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$95,534	$95,534
Add: BXP’s share of unconsolidated joint venture interest expense		3,749	3,749
Less: Amortization of financing costs (including BXP’s share of unconsolidated joint ventures)		(2,067)	(2,067)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$97,216	$97,216

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	40.7%	40.0%
Secured Debt/Total Assets	Less than 50%	10.6%	10.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.93	3.93
Unencumbered Assets/ Unsecured Debt	Greater than 150%	268.3%	274.3%

Unencumbered Consolidated Property EBITDA (6)		$325,852	$325,852

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.39	4.39

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		85.3%	85.3%

# of in-service unencumbered properties		152	152

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Includes capital lease obligations of $22,986 and excludes aggregate fair value interest adjustment of $22,622 and deferred financing costs, net of $2,241.
(3)	Excludes aggregate fair value interest adjustment of $734.
(4)	Excludes aggregate deferred financing costs, net of $1,223.
(5)	Excludes aggregate debt discount of $18,132 and deferred financing costs, net of $33,716.
(6)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended March 31, 2017, these excluded amounts were approximately $(24,040), $75,399, $378 and $4,232, respectively.

FIRST QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (1)

as of March 31, 2017

(dollars in thousands)

Balance Sheet Information

Property	BXP’s Nominal Ownership	Net Equity	Mortgage/ Construction Loans Payable, Net
540 Madison Avenue	60.00%	$67,652	$71,857
Market Square North	50.00%	(7,837)	61,281
Metropolitan Square	20.00%	2,007	33,061
901 New York Avenue	25.00%	(10,167)	55,904
Wisconsin Place Parking Facility	33.33%	41,151	—
Annapolis Junction (2)	50.00%	19,920	44,291
500 North Capitol Street, N.W.	30.00%	(3,606)	31,391
Colorado Center	49.80%	512,643	—
The Hub on Causeway—Podium	50.00%	36,888	—
The Hub on Causeway—Hotel	50.00%	1,167	—
The Hub on Causeway—Residential	50.00%	21,666	—
1001 6th Street	50.00%	42,474	—
Dock 72	50.00%	43,497	—
1265 Main Street	50.00%	4,866	19,934
		772,321

Investments with deficit balances reflected within Other Liabilities		21,610

Investment in Joint Ventures		$793,931	$317,719

Debt Maturities and Principal Payments by Property

Property	2017	2018	2019	2020	2021	Thereafter	Total
540 Madison Avenue (60%)	$—	$72,000	$—	$—	$—	$—	$72,000
Market Square North (50%)	867	1,205	1,265	58,091	—	—	61,428
901 New York Avenue (25%)	—	—	—	970	1,095	54,185	56,250
Metropolitan Square (20%)	418	586	620	31,501		—	33,125
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
1265 Main Street (50%)	278	383	398	413	429	18,238	20,139
Annapolis Junction Building One (50%)	256	19,519	—	—	—	—	19,775 (3)
Annapolis Junction Buildings Seven & Eight (50%)	244	326	17,723	—	—	—	18,293
Annapolis Junction Building Six (50%)	203	6,229	—	—	—	—	6,432

Dock 72 (50%)	—	—	—	—	—	—	—
	2,266	100,248	20,006	90,975	1,524	103,923	318,942
Deferred Financing Costs, Net	(283)	(263)	(186)	(115)	(77)	(299)	(1,223)

Mortgage/Construction Loans Payable, Net	$1,983	$99,985	$19,820	$90,860	$1,447	$103,624	$317,719

GAAP Weighted Average Rate	4.46%	3.38%	3.51%	5.20%	3.54%	3.86%	4.09%
% of Total Mortgage/Construction Loans Payable, Net	0.62%	31.47%	6.24%	28.60%	0.46%	32.61%	100.00%
Balloon Payments	$—	$97,453	$17,397	$88,387	$—	$95,437	$298,674
Scheduled Amortization	$2,266	$2,795	$2,609	$2,588	$1,524	$8,486	$20,268

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	36.56%	3.18%	3.36%	1.4
Fixed Rate Debt	63.44%	4.44%	4.50%	6.2

Total Debt	100.00%	3.98%	4.09%	4.4

(1)	Amounts represent the Company’s share based on its ownership percentage.
(2)	Annapolis Junction includes four in-service properties and two undeveloped land parcels.
(3)	On April 11, 2016, a notice of event of default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. On October 17, 2016, the lender notified the joint venture that it has elected to charge the default rate on the loan. The default rate is defined as LIBOR plus 5.75% per annum. Subsequently, the cash flows generated from the property have become insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default. The loan has one, three-year extension option, subject to certain conditions including that no event of default exists or is ongoing.

FIRST QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (continued)

(unaudited and dollars in thousands)

Results of Operations

for the three months ended March 31, 2017

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction (1)	500 North Capitol Street, N.W.	Colorado Center	1001 6th Street	1265 Main Street	Total Unconsolidated Joint Ventures
REVENUE
Rental (2)	$6,481	$3,274	$4,663	$6,584		$951	$1,881	$2,886	$12,041	$368	$1,004	$40,133
Operating recoveries	826	864	1,300	1,256		378	520	1,248	406	—	208	7,006
Straight-line rent	(66)	1,253	1,847	658		—	40	113	3,155	—	—	7,000
Fair value lease revenue	—	—	—	—		—	—	—	96	—	—	96
Termination income	526	—	—	—		—	—	—	—	—	—	526

Total revenue	7,767	5,391	7,810	8,498		1,329	2,441	4,247	15,698	368	1,212	54,761

EXPENSES
Operating	3,608	2,332	3,526	3,426		723	1,639	1,353	4,766	492	214	22,079

NET OPERATING INCOME/(LOSS)	4,159	3,059	4,284	5,072		606	802	2,894	10,932	(124)	998	32,682
Interest	749	1,514	2,379	2,076		—	1,092	1,103	—	—	387	9,300
Depreciation and amortization	1,923	972	1,877	1,645		1,383	1,032	954	4,095	—	428	14,309

SUBTOTAL	2,672	2,486	4,256	3,721		1,383	2,124	2,057	4,095	—	815	23,609

NET INCOME/(LOSS)	$1,487	$573	$28	$1,351		$(777)	$(1,322)	$837	$6,837	$(124)	$183	$9,073

BXP’s nominal ownership percentage	60.00%	50.00%	20.00%	25.00%		33.33%	50.00%	30.00%	49.80%	50.00%	50.00%

BXP’s share of net income/(loss)	$892	$287	$6	$372	(3)	$(259)	$(661)	$251	$3,405	$(62)	$92	$4,323
Basis differential
Straight-line rent	—	—	—	—		—	—	—	660	(4)	—	660
Fair value lease revenue	—	—	—	—		—	—	—	445	(4)	—	445
Depreciation and amortization	176	(2)	(3)	(8)		(7)	(2)	7	(2,501)	(4)	(4)	(2,344)

Total basis differential (5)	176	(2)	(3)	(8)		(7)	(2)	7	(1,396)	(4)	(4)	(1,239)

Income/(loss) from unconsolidated joint ventures	$1,068	$285	$3	$364	(3)	$(266)	$(663)	$258	$2,009	$(62)	$88	$3,084
Gain on investment	—	—	—	—		—	—	—	—	—	—	—
BXP’s share of depreciation & amortization	1,035	480	372	1,152	(3)	458	509	283	4,542	—	210	9,041

BXP’s share of Funds from Operations (FFO)	$2,103	$765	$375	$1,516		$192	$(154)	$541	$6,551	$(62)	$298	$12,125

BXP’s share of interest expense	$449	$757	$476	$996	(3)	$—	$546	$331	$—	$—	$194	$3,749

BXP’s share of amortization of financing costs	$31	$10	$5	$21		$—	$29	$4	$—	$—	$—	$100

BXP’s share of capitalized interest	$—	$—	$(6)	$—		$—	$—	$—	$—	$—	$—	$(6)

BXP’s share of non-cash termination income adjustment
BXP’s share of revenue (6)	$4,660	$2,696	$1,562	$4,079	(3)	$443	$1,221	$1,274	$8,925	$184	$606	$25,650
BXP’s share of operating expenses	2,165	1,166	705	1,644	(3)	241	820	406	2,373	246	107	9,873

BXP’s share of net operating income/(loss) (6)	2,495	1,530	857	2,435	(3)	202	401	868	6,552	(62)	499	15,777
Less:
BXP’s share of termination income	316	—	—	—	(3)	—	—	—	—	—	—	316
BXP’s share of net operating income/(loss) (excluding termination income) (6)	2,179	1,530	857	2,435	(3)	202	401	868	6,552	(62)	499	15,461

Less:
BXP’s share of straight-line rent	(40)	627	369	316	(3)	—	20	34	2,237	—	—	3,563
BXP’s share of fair value lease revenue	—	—	—	—	(3)	—	—	—	493	—	—	493
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	132	—	—	(3)	—	—	—	—	—	—	132

BXP’s share of net operating income/(loss)—cash basis (excluding termination income) (6)	$2,219	$1,035	$488	$2,119	(3)	$202	$381	$834	$3,822	$(62)	$499	$11,537

(1)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(2)	Includes approximately $136 of management services income and approximately $38 of interest and other income.
(3)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(4)	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
(5)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(6)	Includes the Company’s share of approximately $81 of management services income and approximately $15 of interest and other income.

FIRST QUARTER 2017

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of March 31, 2017

BXP’s ownership percentage	60.00%		55.00%	95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,389,041		$2,198,963	$874,294	$6,462,298
Cash and cash held in escrows	116,548		132,923	26,924	276,395
Other assets	124,129		185,907	(20)	310,016

Total assets	$3,629,718		$2,517,793	$901,198	$7,048,709

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$1,322,427		$681,736	$—	$2,004,163
Mezzanine notes payable	306,734		—	—	306,734
Outside members’ notes payable	180,000		—	—	180,000
Accrued interest on related party notes	162,936		—	—	162,936
Other liabilities	153,403		83,913	85,723	323,039

Total liabilities	2,125,500		765,649	85,723	2,976,872

Equity:
Boston Properties, Inc.	1,108,836	(1)	643,082	790,185	2,542,103
Noncontrolling interests	395,382		1,109,062	25,290	1,529,734	(2)

Total equity	1,504,218		1,752,144	815,475	4,071,837

Total liabilities and equity	$3,629,718		$2,517,793	$901,198	$7,048,709

Partners’ share of mortgage notes payable, net	$528,971		$306,781	$—	$835,752
Partners’ share of mezzanine notes payable	122,694		—	—	122,694
Outside members’ notes payable	180,000		—	—	180,000

Partners’ share of consolidated debt	$831,664		$306,781	$—	$1,138,446

(1)	Amount is adjusted for related party notes and accrued interest that are allocated to BXP’s partners through noncontrolling interests in property partnerships.
(2)	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

FIRST QUARTER 2017

CONSOLIDATED JOINT VENTURES (continued)

(unaudited and in thousands)

Income Statements

for the three months ended March 31, 2017

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	Total Consolidated Joint Ventures
REVENUE
Rental	$68,075	$85,728	$—	$153,803
Straight-line rent	916	497	—	1,413
Fair value lease revenue	3,673	236	—	3,909
Termination income	4,929	(1,472)	—	3,457
Parking and other	826	1,255	—	2,081

Total revenue	78,419	86,244	—	164,663

EXPENSES
Operating	27,637	32,438	5	60,080

NET OPERATING INCOME	50,782	53,806	(5)	104,583
Management services income	(398)	(653)	—	(1,051)
Interest and other income	(27)	(204)	—	(231)
Interest expense	23,535	7,895	—	31,430
Interest expense—outside members’ notes	9,178	—	—	9,178
Fair value interest adjustment	(11,567)	—	—	(11,567)
Depreciation and amortization	30,191	20,822	—	51,013
Other	—	—	—	—

SUBTOTAL	50,912	27,860	—	78,772

NET INCOME/(LOSS)	$(130)	$25,946	$(5)	$25,811

BXP’s ownership percentage	60.00%	55.00%	95.00%

Partners’ share of NOI (1)	$20,313	$24,213	$—	$44,526

BXP’s share of NOI	$30,469	$29,593	$(5)	$60,058

Unearned portion of capitalized fees (2)	$81	$456	$—	$537

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$(130)	$25,946	$(5)	$25,811
Add depreciation & amortization—BXP’s basis difference	31	31	—	62
Special allocation—BXP’s basis	—	(90)	—	(90)
Add partners’ share of outside members’ loan interest	9,178	—	—	9,178

Net income/(loss) before interest allocation	$9,079	$25,887	$(5)	$34,961

Partners’ share of net income before interest allocation (1)	$3,632	$11,649	$—	$15,281
Partners’ share of outside members’ loan interest (1)	(9,178)	—	—	(9,178)
Allocation of management and other fees to non-controlling partners (1)	(618)	(996)	—	(1,614)
Accretion and adjustments (1)	—	—	(65)	(65)

Partners’ NCI (1)	$(6,164)	$10,653	$(65)	$4,424

Reconciliation of partners’ share of FFO:
Net income/(loss)	$(130)	$25,946	$(5)	$25,811
Add depreciation & amortization	30,191	20,822	—	51,013

Entity FFO	$30,061	$46,768	$(5)	$76,824

Partners’ NCI (1)	$(6,164)	$10,653	$(65)	$4,424
Partners’ share of depreciation and amortization after BXP’s basis differential (1)	12,064	9,351	—	21,415

Partners’ share FFO (1)	$5,900	$20,004	$(65)	$25,839

Reconciliation of BXP’s share of FFO:
BXP’s share of net income/(loss) adjusted for partners’ NCI	$6,034	$15,293	$60	$21,387
Depreciation & amortization—BXP’s basis difference	31	31	—	62
BXP’s share of depreciation & amortization	18,096	11,435	—	29,531

BXP’s share of FFO	$24,161	$26,759	$60	$50,980

Partners’ share of select items (1):
Partners’ share of revenue	$31,368	$38,810	$—	$70,178

Partners’ share of interest expense	$13,968	$3,291	$—	$17,259

Partners’ share of fair value interest adjustment	$(4,627)	$—	$—	$(4,627)

Partners’ share of amortization of financing costs	$4	$5	$—	$9

Partners’ share of capitalized interest	$(6)	$257	$—	$251

Partners’ share of non-cash termination income adjustment (fair value lease amounts)	$(161)	$—	$—	$(161)

Reconciliation of Partners’ share of NOI (1):
Rental revenue	$31,368	$38,810	$—	$70,178
Less: Termination income	1,972	(662)	—	1,310

Rental revenue (excluding termination income)	29,396	39,472	—	68,868
Operating expenses	11,055	14,597	—	25,652

NOI (excluding termination income)	$18,341	$24,875	$—	$43,216

Rental revenue (excluding termination income)	$29,396	$39,472	—	$68,868
Less: Straight-line rent	366	224	—	590
Fair value lease revenue	1,469	106	—	1,575
Add: Lease transaction costs that qualify as rent inducements (3)	—	—	—	—

Subtotal	27,561	39,142	—	66,703
Less: Operating expenses	11,055	14,597	—	25,652
Straight-line ground rent expense	—	—	—	—

NOI—cash basis (excluding termination income)	$16,506	$24,545	$—	$41,051

(1)	Amounts represent the partners’ share based on their respective ownership percentage.
(2)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.

FIRST QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	March 31, 2017		March 31, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$97,083		$181,747
Preferred dividends	2,625		2,618

Net income attributable to Boston Properties, Inc.	99,708		184,365
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	11,432		21,393
Noncontrolling interest in property partnerships	4,424		10,464

Net income	115,564		216,222
Gains on sales of real estate	(133)		(67,623)

Income before gains on sales of real estate	115,431		148,599
Add:
Interest expense	95,534		105,309
Depreciation and amortization	159,205		159,448
Transaction costs	34		25
General and administrative expense	31,386		29,353
Subtract:
Gains from investments in securities	(1,042)		(259)
Interest and other income	(614)		(1,505)
Income from unconsolidated joint ventures	(3,084)		(1,791)
Development and management services income	(6,472)		(6,689)

Net Operating Income (NOI)	390,378		432,490
Add:
BXP’s share of NOI from unconsolidated joint ventures	15,777	(1)	10,161
Subtract:
Partners’ share of NOI from consolidated joint ventures	(44,526	)(2)	(48,044)

BXP’s Share of NOI	361,629		394,607
Subtract:
Termination income	(3,918)		(51,306)
BXP’s share of termination income from unconsolidated joint ventures	(316	)(1)	9
Add:
Partners’ share of termination income from consolidated joint ventures	1,310	(2)	1,852

BXP’s Share of NOI (excluding termination income)	$358,705		$345,162

Net Operating Income (NOI)	$390,378		$432,490
Subtract:
Termination income	(3,918)		(51,306)
NOI from non Same Properties (excluding termination income) (3)	(10,750)		(11,683)

Same Property NOI (excluding termination income)	375,710		369,501
Subtract:
Partners’ share of NOI from consolidated joint ventures (excluding termination income)	(43,216	)(2)	(46,192)
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income) (3)	(218)		1,568
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	15,461	(1)	10,170
Subtract:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(7,053)		(1,280)

BXP’s Share of Same Property NOI (excluding termination income)	$340,684		$333,767

(1)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(2)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include properties that were sold prior to March 31, 2017 and therefore are no longer a part of the Company’s property portfolio.

FIRST QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI) - CASH BASIS

(in thousands)

	For the three months ended
	March 31, 2017		March 31, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$97,083		$181,747
Preferred dividends	2,625		2,618

Net income attributable to Boston Properties, Inc.	99,708		184,365
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	11,432		21,393
Noncontrolling interest in property partnerships	4,424		10,464

Net income	115,564		216,222
Gains on sales of real estate	(133)		(67,623)

Income before gains on sales of real estate	115,431		148,599
Add:
Interest expense	95,534		105,309
Depreciation and amortization	159,205		159,448
Transaction costs	34		25
General and administrative expense	31,386		29,353
Subtract:
Gains from investments in securities	(1,042)		(259)
Interest and other income	(614)		(1,505)
Income from unconsolidated joint ventures	(3,084)		(1,791)
Development and management services income	(6,472)		(6,689)

Net Operating Income (NOI)	390,378		432,490
Subtract:
Straight-line rent	(12,023)		(14,424)
Fair value lease revenue	(5,390)		(8,186)
Add:
Straight-line ground rent expense adjustment (1)	941		982
Lease transaction costs that qualify as rent inducements (2)	682		5,305

NOI—cash basis	374,588		416,167
Subtract:
Termination income	(3,918)		(51,306)
NOI—cash basis from non Same Properties (excluding termination income) (3)	(8,187)		(10,625)

Same Property NOI—cash basis (excluding termination income)	362,483		354,236
Subtract:
Partners’ share of NOI—cash basis from consolidated joint ventures (excluding termination income)	(41,051	)(4)	(41,703)
Add:
Partners’ share of NOI—cash basis from non Same Properties from consolidated joint ventures (excluding termination income) (3)	(279)		1,570
BXP’s share of NOI—cash basis from unconsolidated joint ventures (excluding termination income)	11,537	(5)	9,110
Subtract:
BXP’s share of NOI—cash basis from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(4,322)		(1,382)

BXP’s Share of Same Property NOI—cash basis (excluding termination income)	$328,368		$321,831

(1)	In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Station concourse level in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(302) and $5 for the three months ended March 31, 2017 and 2016, respectively. As of March 31, 2017, the Company has remaining lease payments aggregating approximately $27.8 million, all of which it expects to incur by the end of 2019 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Station. As a result, the amounts excluded from the adjustment each quarter through 2019 may vary significantly.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include dispositions that occurred prior to March 31, 2017 and therefore are no longer a part of the Company’s property portfolio.
(4)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(5)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.

FIRST QUARTER 2017

SAME PROPERTY NET OPERATING INCOME (NOI) BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	31-Mar-17	31-Mar-16	$ Change	% Change	31-Mar-17	31-Mar-16	$ Change	% Change
Rental Revenue	$597,357	$630,158			$11,376	$12,806
Less: Termination income	5,389	51,306			—	—

Rental revenue (excluding termination income) (2)	591,968	578,852	$13,116	2.3%	11,376	12,806	$(1,430)	(11.2)%
Less: Operating expenses and real estate taxes	218,992	212,923	6,069	2.9%	8,642	9,234	(592)	(6.4)%

NOI (excluding termination income) (3)	$372,976	$365,929	$7,047	1.9%	$2,734	$3,572	$(838)	(23.5)%

Rental revenue (excluding termination income) (2)	$591,968	$578,852			$11,376	$12,806
Less: Straight-line rent and fair value lease revenue	14,840	16,651	(1,811)	(10.9)%	10	19	(9)	(47.4)%
Add: Lease transaction costs that qualify as rent inducements (4)	682	423	259	61.2%	—	—	—	—

Subtotal	577,810	562,624	15,186	2.7%	11,366	12,787	(1,421)	(11.1)%
Less: Operating expenses and real estate taxes	218,992	212,923	6,069	2.9%	8,642	9,234	(592)	(6.4)%
Add: Straight-line ground rent expense (5)	941	982	(41)	(4.2)%	—	—	—	—

NOI (excluding termination income)—cash basis	$359,759	$350,683	$9,076	2.6%	$2,724	$3,553	$(829)	(23.3)%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s Share)
	For the three months ended				For the three months ended
	31-Mar-17	31-Mar-16	$ Change	% Change	31-Mar-17	31-Mar-16	$ Change	% Change
Rental Revenue	$608,733	$642,964			$16,117	$16,055
Less: Termination income	5,389	51,306			316	7

Rental revenue (excluding termination income) (2)	603,344	591,658	$11,686	2.0%	15,801	16,048	$(247)	(1.5)%
Less: Operating expenses and real estate taxes	227,634	222,157	5,477	2.5%	7,393	7,157	236	3.3%

NOI (excluding termination income) (3)	$375,710	$369,501	$6,209	1.7%	$8,408	$8,891	$(483)	(5.4)%

Rental revenue (excluding termination income) (2)	$603,344	$591,658			$15,801	$16,048
Less: Straight-line rent and fair value lease revenue	14,850	16,670	(1,820)	(10.9)%	1,325	1,163	162	13.9%
Add: Lease transaction costs that qualify as rent inducements (4)	682	423	259	61.2%	132	—	132	100.0%

Subtotal	589,176	575,411	13,765	2.4%	14,608	14,885	(277)	(1.9)%
Less: Operating expenses and real estate taxes	227,634	222,157	5,477	2.5%	7,393	7,157	236	3.3%
Add: Straight-line ground rent expense (5)	941	982	(41)	(4.2)%	—	—	—	—

NOI (excluding termination income)—cash basis (6)	$362,483	$354,236	$8,247	2.3%	$7,215	$7,728	$(513)	(6.6)%

	Partners’ Share of Consolidated Joint Ventures				BXP’s Share (7)
	For the three months ended				For the three months ended
	31-Mar-17	31-Mar-16	$ Change	% Change	31-Mar-17	31-Mar-16	$ Change	% Change
Rental Revenue	$70,373	$71,230			$554,477	$587,789
Less: Termination income	1,972	1,852			3,733	49,461

Rental revenue (excluding termination income) (2)	68,401	69,378	$(977)	(1.4)%	550,744	538,328	$12,416	2.3%
Less: Operating expenses and real estate taxes	24,967	24,753	214	0.9%	210,060	204,561	5,499	2.7%

NOI (excluding termination income) (3)	$43,434	$44,625	$(1,191)	(2.7)%	$340,684	$333,767	$6,917	2.1%

Rental revenue (excluding termination income) (2)	$68,401	$69,378			$550,744	$538,328
Less: Straight-line rent and fair value lease revenue	2,104	4,509	(2,405)	(53.3)%	14,071	13,324	747	5.6%
Add: Lease transaction costs that qualify as rent inducements (4)	—	17	(17)	(100.0)%	814	406	408	100.5%

Subtotal	66,297	64,886	1,411	2.2%	537,487	525,410	12,077	2.3%
Less: Operating expenses and real estate taxes	24,967	24,753	214	0.9%	210,060	204,561	5,499	2.7%
Add: Straight-line ground rent expense (5)	—	—	—	—	941	982	(41)	(4.2)%

NOI (excluding termination income)—cash basis (6)	$41,330	$40,133	$1,197	3.0%	$328,368	$321,831	$6,537	2.0%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes 767 Fifth Avenue (The GM Building), 601 Lexington Avenue (excluding the portion removed from the complex as part of a planned redevelopment) and Times Square Tower in New York City and 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
(3)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income), see page 21. For disclosures relating to the Company’s use of NOI, see page 48.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(5)	Excludes the straight-line impact of approximately $(302) and $5 for the three months ended March 31, 2017 and 2016, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Station concourse level. For additional information, see page 22.
(6)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to NOI—cash basis (excluding termination income), see page 22. For disclosures relating to the Company’s use of NOI, see page 48.
(7)	BXP’s Share represents consolidated plus the Company’ share of unconsolidated joint ventures less the partners’ share of consolidated joint ventures. For disclosures relating to the Company’s use of BXP’s Share, see page 47.

FIRST QUARTER 2017

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy
	First Quarter			Percent
	2017		2016	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,370		$2,327	1.8%
Average Rental Rate Per Occupied Square Foot (1)	$2.58		$2.55	1.2%
Average Physical Occupancy (1) (2)	89.8%		92.9%	(3.3)%
Average Economic Occupancy (2)	89.9%		92.8%	(3.1)%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,167		$4,153	0.3%
Average Rental Rate Per Occupied Square Foot (3)	$4.67		$4.57	2.2%
Average Physical Occupancy (2) (3)	93.8%		96.1%	(2.4)%
Average Economic Occupancy (2)	96.6%		97.6%	(1.0)%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	66.5	%(4)	75.2%	(11.6)%
Average Daily Rate	$219.87	(4)	$223.48	(1.6)%
Revenue per available room	$146.12	(4)	$168.08	(13.1)%

Net Operating Income (dollars in thousands) (5)
	Residential					Hotel
	First Quarter				Percent	First Quarter			Percent
	2017		2016		Change	2017		2016	Change
Rental Revenue	$3,956	(6)	$4,049	(6)	(2.3)%	$7,420		$8,757	(15.3)%
Less: Operating expenses and real estate taxes	1,551		1,600		(3.1)%	7,091		7,634	(7.1)%

Net Operating Income	$2,405	(6)	$2,449	(6)	(1.8)%	$329	(4)	$1,123	(70.7)%

Rental Revenue	$3,956	(6)	$4,049	(6)		$7,420		$8,757
Less: Straight-line rent and fair value lease revenue	13		18		(27.8)%	(3)		1	(400.0)%

Subtotal	3,943		4,031		(2.2)%	7,423		8,756	(15.2)%
Less: Operating expenses and real estate taxes	1,551		1,600		(3.1)%	7,091		7,634	(7.1)%

Net Operating Income—cash basis	$2,392	(6)	$2,431	(6)	(1.6)%	$332	(4)	$1,122	(70.4)%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical Occupancy and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	The hotel is undergoing a room renovation project on all of its 433 rooms. For additional information, see page 25.
(5)	For disclosures related to the Company’s definition of Net Operating Income, see page 48.
(6)	Includes 35,796 square feet of retail space, which had revenue of approximately $498 and $500 for the three months ended March 31, 2017 and March 31, 2016, respectively.

FIRST QUARTER 2017

CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Capital Expenditures

	Q1 2017	2016	2015	2014
Maintenance capital expenditures	$10,677	$59,838	$56,383	$45,618
Partners’ share of maintenance capital expenditures from consolidated joint ventures	(2,129)	(2,569)	(5,565)	(4,377)
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures	211	1,029	1,653	1,369
Hotel improvements, equipment upgrades and replacements (1)	6,231	6,801	2,430	2,894
Planned capital expenditures associated with acquisition properties	—	87	6,914	14,652
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated joint ventures	—	—	(845)	(1,565)
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated joint ventures	62	230	—	—
Repositioning capital expenditures (2)	30,722	58,446	9,744	—
Partners’ share of repositioning capital expenditures from consolidated joint ventures	(5,740)	(2,746)	—	—
BXP’s share of repositioning capital expenditures from unconsolidated joint ventures (3)	41	494	76	—

Total BXP’s Share of Capital Expenditures	$40,075	$121,610	$70,790	$58,591

2nd Generation Tenant Improvements and Leasing Commissions (4)

	Q1 2017	2016	2015	2014
Square feet	914,880	4,970,991	5,204,123	3,936,046

Tenant improvements and lease commissions PSF	$55.92	$62.04	$45.40	$29.60

(1)	Includes capital expenditures related to a room renovation project totaling approximately $5,600 the quarter ended Q1 2017 and $3,200 in prior periods.
(2)	Q1 2017 amount includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue in Washington, DC, 100 Federal Street (55% ownership) and Prudential Center Retail Improvements in Boston, MA, and 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.
(3)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.
(4)	Includes 100% of unconsolidated joint ventures.

FIRST QUARTER 2017

PORTFOLIO OVERVIEW

for the three months ended March 31, 2017

(dollars in thousands)

Rentable Square Footage of In-Service Properties by Location and Unit Type (1) (2)

Geographic Area	Office	Retail	Residential	Hotel	Total
Boston	12,756,805	879,024	77,480	330,000	14,043,309
New York	11,106,131	402,873	—	—	11,509,004
San Francisco and Los Angeles	6,846,557	354,765	—	—	7,201,322
Washington, DC	9,899,728	688,619	329,168	—	10,917,515

Total	40,609,221	2,325,281	406,648	330,000	43,671,150

% of Total	93.0%	5.3%	0.9%	0.8%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (1) (2)

Unit Type	Square Feet	Consolidated Revenue		Partners’ Share of Revenue from Consolidated Joint Ventures (3)	BXP’s Share of Revenue from Unconsolidated Joint Ventures (4)	Total	% of Total
Office	40,609,221	$546,853		$(64,123)	$22,540	$505,270	86.9%
Retail	2,325,281	42,616		(5,160)	766	38,222	6.6%
Residential	406,648	3,338		—	—	3,338	0.6%
Hotel	330,000	7,339	(5)	—	—	7,339	1.3%
Parking and other	N/A	25,610	(6)	(895)	2,248	26,963	4.6%

Total	43,671,150	$625,756		$(70,178)	$25,554	$581,132	100.0%

Rentable Square Footage of In-Service Same Properties by Unit Type (1) (2) (7)

Same Properties	Office	Retail	Residential	Hotel	Total
Square Feet	38,382,719	2,250,564	406,648	330,000	41,369,931
% of Properties In-Service	94.5%	96.8%	100.0%	100.0%	94.7%

Percentage of BXP’s Share of Net Operating Income (excluding termination income) by Location and Type of Property (1) (8)

Geographic Area	Office	Residential	Hotel	Total
Boston	28.7%	0.2%	0.1%	29.0%
New York	31.5%	—	—	31.5%
San Francisco and Los Angeles	18.6%	—	—	18.6%
Washington, DC	20.4%	0.5%	—	20.9%

Total	99.2%	0.7%	0.1%	100.0%

Geographic Area	CBD	Suburban	Total
Boston	22.5%	6.5%	29.0%
New York	28.8%	2.7%	31.5%
San Francisco and Los Angeles	15.2%	3.4%	18.6%
Washington, DC	8.8%	12.1%	20.9%

Total	75.3%	24.7%	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 48.
(2)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 27-29.
(3)	For additional information, see page 20.
(4)	Represents the Company’s share. For additional information, see page 18.
(5)	Excludes approximately $81 of revenue from retail tenants that is included in Retail above.
(6)	Includes approximately $2,000 of other income.
(7)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Properties.
(8)	BXP’s Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 21. For disclosures relating to the Company’s use of BXP’s Share of NOI (excluding termination income), see pages 47-48.

FIRST QUARTER 2017

IN-SERVICE PROPERTY LISTING

as of March 31, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street	CBD Boston MA	1	1,746,221	80.5%	$64.27	N	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,265,037	80.8%	53.23	N	CBD
800 Boylston Street—The Prudential Center	CBD Boston MA	1	1,235,777	97.8%	60.08	N	CBD
111 Huntington Avenue—The Prudential Center	CBD Boston MA	1	860,455	100.0%	63.90	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	68.94	N	CBD
(3) Prudential Center (retail shops)	CBD Boston MA	1	539,820	96.5%	81.18	N	CBD
101 Huntington Avenue—The Prudential Center	CBD Boston MA	1	505,583	89.7%	47.63	N	CBD
(3) Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.37	N	CBD

		8	7,003,955	90.3%	$62.36

355 Main Street	East Cambridge MA	1	265,342	100.0%	$71.46	N	CBD
90 Broadway	East Cambridge MA	1	223,771	100.0%	52.85	N	CBD
255 Main Street	East Cambridge MA	1	215,629	85.1%	57.07	N	CBD
300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.30	N	CBD
150 Broadway	East Cambridge MA	1	177,226	100.0%	47.53	N	CBD
105 Broadway	East Cambridge MA	1	152,664	100.0%	61.47	N	CBD
325 Main Street	East Cambridge MA	1	115,361	100.0%	47.99	N	CBD
(4) 145 Broadway	East Cambridge MA	1	79,616	86.3%	47.50	N	CBD
250 Binney Street	East Cambridge MA	1	67,362	100.0%	43.40	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	47.80	Y	CBD

		10	1,687,444	97.5%	$55.06

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	995,699	79.2%	$38.16	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	98.2%	34.76	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	87.8%	37.70	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.46	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	91.8%	36.62	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	298,890	86.7%	35.36	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	99.3%	36.79	N	S
(5) 10 CityPoint	Route 128 Mass Turnpike MA	1	241,460	96.6%	45.09	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.63	N	S
(5)(6) 1265 Main Street (50% ownership)	Route 128 Mass Turnpike MA	1	114,969	100.0%	43.86	Y	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.81	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	19.41	N	S
Lexington Office Park	Route 128 Northwest MA	2	165,581	76.1%	26.75	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	70.6%	22.65	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	100.0%	27.82	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.82	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	43.26	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.64	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	41.63	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.13	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.81	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	38.16	N	S
(3) The Point	Route 128 Northwest MA	1	16,300	84.7%	52.44	N	S

		31	4,930,553	89.7%	$37.52

	Total Boston Office:	49	13,621,952	91.0%	$52.46

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

	Total Boston Residential:	1	87,097

Hotel
Boston Marriott Cambridge (433 rooms)	East Cambridge MA	1	334,260			N	CBD

	Total Boston Hotel:	1	334,260

	Total Boston:	51	14,043,309

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	Property held for redevelopment.
(5)	Not included in Same Property analysis.
(6)	This is an unconsolidated joint venture property.

FIRST QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of March 31, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,845,092	92.2%	$150.55	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,713,251	96.6%	89.50	N	CBD
(3) 601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,435,613	96.6%	94.35	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,058,805	94.4%	88.44	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,251,940	96.2%	78.57	N	CBD
250 West 55th Street	Times Square /West Side NY	1	980,901	86.7%	86.78	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	124.74	N	CBD
(4) 540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	93.6%	100.07	Y	CBD

		8	8,924,895	94.3%	$102.50

One Tower Center	East Brunswick NJ	1	412,797	21.8%	$32.05	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	34.50	N	S
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	37.29	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.79	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.9%	37.04	N	S
214 Carnegie Center	Princeton NJ	1	148,942	66.9%	35.21	N	S
506 Carnegie Center	Princeton NJ	1	140,312	56.4%	38.70	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	34.36	N	S
202 Carnegie Center	Princeton NJ	1	134,381	86.3%	38.21	N	S
(5) 804 Carnegie Center	Princeton NJ	1	130,000	100.0%	36.40	N	S
504 Carnegie Center	Princeton NJ	1	121,990	99.4%	30.60	N	S
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.27	N	S
502 Carnegie Center	Princeton NJ	1	121,460	71.8%	35.70	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.76	N	S
104 Carnegie Center	Princeton NJ	1	102,830	37.0%	36.36	N	S
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	32.99	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.36	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.40	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.72	N	S

		18	2,584,109	76.7%	$35.27

	Total New York:	26	11,509,004	90.4%	$89.69

San Francisco and Los Angeles
Office
Embarcadero Center Four	CBD San Francisco CA	1	938,109	88.2%	$67.68	N	CBD
Embarcadero Center One	CBD San Francisco CA	1	831,470	94.6%	60.55	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	787,995	91.8%	66.78	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	781,036	88.7%	60.58	N	CBD
680 Folsom Street	CBD San Francisco CA	2	524,793	98.9%	60.07	N	CBD
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	74.33	N	CBD
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	72.62	N	CBD

		8	4,196,718	92.5%	$64.32

601 and 651 Gateway	South San Francisco CA	2	506,279	97.7%	$40.62	N	S
611 Gateway	South San Francisco CA	1	260,337	31.5%	38.96	N	S
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	42.57	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	57.12	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	65.7%	32.61	N	S
(5)(6) 3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S
(6) North First Business Park	San Jose CA	5	190,636	87.2%	23.03	N	S

		26	1,887,063	88.1%	$38.31

(4)(5) Colorado Center (49.8% ownership)	West Los Angeles CA	6	1,117,541	84.0%	$57.38	N	CBD

	Total San Francisco and Los Angeles:	40	7,201,322	90.0%	$56.65

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Approximately 13% of this complex was removed from the in-service portfolio upon commencement of construction of the planned redevelopment that occurred during the third quarter of 2016. As a result, the portion related to the planned redevelopment is not included in the Company’s Same Property analysis.
(4)	This is an unconsolidated joint venture property.
(5)	Not included in Same Property analysis.
(6)	Property held for redevelopment.

FIRST QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of March 31, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)		Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	99.2%		$59.84		N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%		49.52		N	CBD
(3)(4) Metropolitan Square (20% ownership)	East End Washington DC	1	607,041	74.8%		61.40		Y	CBD
(3) 901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	89.8%		66.13		Y	CBD
(5) 601 Massachusetts Avenue	East End Washington DC	1	478,883	91.1%		73.23		N	CBD
(3) Market Square North (50% ownership)	East End Washington DC	1	415,386	73.1%		66.57		Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		90.18		N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		47.21		N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	253,121	98.0%		61.28		N	CBD
Sumner Square	CBD Washington DC	1	208,892	98.5%		51.01		N	CBD
(3) 500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	100.0%		68.99		Y	CBD

		11	4,391,088	91.4%		$64.59

South of Market	Reston VA	3	623,666	97.7%		$55.97		N	S
Fountain Square	Reston VA	2	518,345	90.5%		49.31		N	S
One Freedom Square	Reston VA	1	432,581	100.0%		48.36		N	S
Two Freedom Square	Reston VA	1	421,757	100.0%		47.44		N	S
One and Two Discovery Square	Reston VA	2	366,990	96.0%		45.18		N	S
One Reston Overlook	Reston VA	1	319,519	100.0%		39.25		N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%		40.76		N	S
Democracy Tower	Reston VA	1	259,441	100.0%		60.85		N	S
(6) Fountain Square Retail	Reston VA	1	237,209	96.4%		55.13		N	S
Two Reston Overlook	Reston VA	1	134,615	95.2%		38.58		N	S

		15	3,575,169	97.4%		$48.98

Wisconsin Place Office	Montgomery County MD	1	299,186	97.6%		$51.42		N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	51.1%		33.01		N	S
New Dominion Technology Park—Building Two	Herndon VA	1	257,400	100.0%		41.49		N	S
New Dominion Technology Park—Building One	Herndon VA	1	235,201	100.0%		35.37		Y	S
Kingstowne Two	Springfield VA	1	156,251	74.1%		42.27		N	S
Kingstowne One	Springfield VA	1	151,483	75.6%		40.82		N	S
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.88		N	S
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		22.71		N	S
8000 Grainger Court	Springfield VA	1	88,775	100.0%		20.93		N	S
(6) Kingstowne Retail	Springfield VA	1	88,288	100.0%		36.37		N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.58		N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		28.84		N	S
7450 Boston Boulevard	Springfield VA	1	62,402	0.0%		—		N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		17.94		N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.38		N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.41		N	S
7300 Boston Boulevard	Springfield VA	1	32,000	0.0%		—		N	S
7375 Boston Boulevard	Springfield VA	1	26,865	79.2%		28.77		N	S
(3) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79		Y	S
(3) Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—		Y	S
(3) Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%		30.72		Y	S
(3) Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	19.6%		112.98		Y	S

		22	2,595,911	77.4%		$35.30

	Total Washington Office:	48	10,562,168	90.0%		$52.68

Residential
The Avant at Reston Town Center (359 units)	Reston VA	1	355,347					N	S

	Total Washington Residential:	1	355,347

	Total Washington, DC:	49	10,917,515

	Total In-Service Properties:	166	43,671,150	90.4	%(7)	$63.20	(7)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is an unconsolidated joint venture property.
(4)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square, completed the sale of an 80% interest in the joint venture. Prior to the sale, the Company owned a 51% interest in the joint venture. Following the sale, the Company continues to own a 20% interest in the joint venture. As a result, 31% of operating activities prior to the sale is not included in the Company’s Same Property analysis.
(5)	Not included in Same Property analysis.
(6)	This is a retail property.
(7)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 24.

FIRST QUARTER 2017

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	31-Mar-17	31-Mar-16	31-Mar-17	31-Mar-16	31-Mar-17	31-Mar-16
Boston	91.7%	91.7%	89.7%	89.4%	91.0%	90.9%
New York	94.3%	95.8%	76.7%	75.8%	90.4%	91.5%
San Francisco and Los Angeles	90.7%	91.3%	88.1%	87.6%	90.0%	90.2%
Washington, DC	91.4%	93.1%	89.0%	89.5%	90.0%	90.9%

Total Portfolio	92.3%	93.3%	87.1%	87.0%	90.4%	91.0%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	31-Mar-17	31-Mar-16	31-Mar-17	31-Mar-16	31-Mar-17	31-Mar-16
Boston	91.7%	91.7%	89.1%	89.1%	90.8%	90.8%
New York	94.3%	95.8%	75.5%	75.8%	90.3%	91.4%
San Francisco and Los Angeles	92.5%	91.3%	86.5%	87.6%	90.8%	90.2%
Washington, DC	91.5%	93.1%	89.0%	89.5%	90.0%	90.9%

Total Portfolio	92.7%	93.3%	86.5%	86.9%	90.4%	90.9%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 48.

FIRST QUARTER 2017

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

		% of BXP’s Share of
	Tenant	Annualized Rental Obligations
1.	Arnold & Porter Kaye Scholer	3.23%
2.	US Government	2.75%
3.	Citibank	2.31%
4.	Biogen	1.94%
5.	Shearman & Sterling	1.83%
6.	Ropes & Gray	1.56%
7.	Kirkland & Ellis	1.42%
8.	O’Melveny & Myers	1.29%
9.	Wellington Management	1.21%
10.	Bank of America	1.16%
11.	Google	1.07%
12.	Weil Gotshal Manges	1.06%
13.	Aramis (Estee Lauder)	1.02%
14.	Mass Financial Services	0.90%
15.	Microsoft	0.86%
16.	Morrison Foerster	0.85%
17.	Morgan Lewis & Bockius	0.85%
18.	Hunton & Williams	0.84%
19.	Starr Indemnity & Liability Co.	0.82%
20.	Smithsonian Institution	0.78%

	BXP’s Share of Annualized Rental Obligations	27.75%

	BXP’s Share of Square Feet	23.47%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Square Feet
salesforce.com	Salesforce Tower	732,000
Akamai Technologies	145 Broadway	476,583

TENANT DIVERSIFICATION (1)

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations and Rental Obligations, see pages 47-48.
(2)	Represents leases signed with occupancy commencing in the future.

FIRST QUARTER 2017

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES
				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Rental Obligations	Rental Obligations
Year of Lease	Footage Subject to	Rental Obligations	Rental Obligations	Under Expiring Leases	Under Expiring Leases with	Percentage of
Expiration	Expiring Leases	Under Expiring Leases	Under Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2017	1,943,895	$126,790,643	$65.23	$127,284,211	$65.48	5.04	%(4)
2018	1,477,338	87,169,140	59.00	88,526,259	59.92	3.83%
2019	3,456,384	182,869,606	52.91	187,541,467	54.26	8.96%
2020	4,255,250	267,918,613	62.96	277,454,880	65.20	11.03%
2021	3,709,769	195,495,709	52.70	209,041,159	56.35	9.62%
2022	4,070,668	235,309,544	57.81	256,565,675	63.03	10.55%
2023	1,486,881	84,657,401	56.94	96,482,578	64.89	3.86%
2024	2,688,026	158,785,262	59.07	174,288,602	64.84	6.97%
2025	2,455,894	142,168,405	57.89	161,647,140	65.82	6.37%
2026	2,624,028	199,813,668	76.15	218,820,088	83.39	6.80%
Thereafter	8,338,848	567,016,865	68.00	741,956,540	88.98	21.62%

IN-SERVICE RETAIL PROPERTIES
				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Rental Obligations	Rental Obligations
Year of Lease	Footage Subject to	Rental Obligations	Rental Obligations	Under Expiring Leases	Under Expiring Leases with	Percentage of
Expiration	Expiring Leases	Under Expiring Leases	Under Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2017	135,911	$11,382,548	$83.75	$11,379,779	$83.73	6.65	%(4)
2018	109,188	17,292,875	158.38	17,853,868	163.51	5.35%
2019	111,901	7,754,090	69.29	7,854,451	70.19	5.48%
2020	190,608	12,124,857	63.61	12,486,897	65.51	9.33%
2021	159,421	21,565,276	135.27	23,300,529	146.16	7.81%
2022	219,201	19,457,238	88.76	21,295,121	97.15	10.73%
2023	179,599	14,545,305	80.99	15,941,113	88.76	8.79%
2024	113,927	10,576,160	92.83	12,064,677	105.90	5.58%
2025	132,139	8,697,613	65.82	9,658,544	73.09	6.47%
2026	111,807	13,271,896	118.70	15,850,090	141.76	5.47%
Thereafter	578,540	48,688,505	84.16	81,038,847	140.07	28.33%

TOTAL IN-SERVICE PROPERTIES
				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Rental Obligations	Rental Obligations Under
Year of Lease	Footage Subject to	Rental Obligations	Rental Obligations Under	Under Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Under Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups - p.s.f.	Total Square Feet
2017	2,079,806	$138,173,190	$66.44	$138,663,989	$66.67	5.12	%(4)
2018	1,586,526	104,462,015	65.84	106,380,127	67.05	3.91%
2019	3,568,285	190,623,696	53.42	195,395,918	54.76	8.79%
2020	4,445,858	280,043,470	62.99	289,941,778	65.22	10.95%
2021	3,869,190	217,060,985	56.10	232,341,689	60.05	9.53%
2022	4,289,869	254,766,781	59.39	277,860,796	64.77	10.56%
2023	1,666,480	99,202,706	59.53	112,423,691	67.46	4.10%
2024	2,801,953	169,361,421	60.44	186,353,279	66.51	6.90%
2025	2,588,033	150,866,019	58.29	171,305,684	66.19	6.37%
2026	2,735,835	213,085,563	77.89	234,670,178	85.78	6.74%
Thereafter	8,917,388	615,705,369	69.05	822,995,387	92.29	21.96%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FIRST QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	433,182	$21,284,767	$49.14	$21,448,783	$49.51	(4)
2018	396,765	15,843,855	39.93	16,216,890	40.87
2019	1,067,654	50,005,043	46.84	50,501,014	47.30
2020	470,776	21,442,339	45.55	22,811,208	48.45
2021	1,076,189	43,590,487	40.50	44,705,149	41.54
2022	1,618,064	79,192,752	48.94	82,977,687	51.28
2023	542,834	27,822,295	51.25	31,632,293	58.27
2024	590,533	28,652,474	48.52	31,709,853	53.70
2025	1,110,895	63,370,828	57.04	71,044,322	63.95
2026	1,058,212	70,152,925	66.29	77,352,671	73.10
Thereafter	3,184,042	169,170,598	53.13	195,094,763	61.27

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	52,558	$4,320,835	$82.21	$4,318,066	$82.16	(4)
2018	25,952	3,335,728	128.53	3,338,868	128.66
2019	11,788	1,992,396	169.02	2,001,242	169.77
2020	92,460	5,867,657	63.46	5,999,044	64.88
2021	37,303	2,964,453	79.47	3,106,529	83.28
2022	81,343	4,848,285	59.60	5,369,319	66.01
2023	79,937	7,481,778	93.60	8,022,432	100.36
2024	70,570	4,184,280	59.29	4,569,948	64.76
2025	30,224	3,640,084	120.44	4,037,377	133.58
2026	18,912	4,803,536	253.99	5,669,177	299.77
Thereafter	326,922	18,106,221	55.38	20,197,882	61.78

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	485,740	$25,605,602	$52.71	$25,766,849	$53.05	(4)
2018	422,717	19,179,583	45.37	19,555,758	46.26
2019	1,079,442	51,997,439	48.17	52,502,256	48.64
2020	563,236	27,309,996	48.49	28,810,252	51.15
2021	1,113,492	46,554,940	41.81	47,811,678	42.94
2022	1,699,407	84,041,037	49.45	88,347,006	51.99
2023	622,771	35,304,073	56.69	39,654,725	63.67
2024	661,103	32,836,754	49.67	36,279,801	54.88
2025	1,141,119	67,010,911	58.72	75,081,699	65.80
2026	1,077,124	74,956,461	69.59	83,021,849	77.08
Thereafter	3,510,964	187,276,819	53.34	215,292,645	61.32

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FIRST QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	1,000	$61,424	$61.42	$61,424	$61.42	(4)
Q2 2017	201,787	9,795,044	48.54	9,897,833	49.05
Q3 2017	64,598	2,618,752	40.54	2,618,752	40.54
Q4 2017	165,797	8,809,547	53.13	8,870,775	53.50

Total 2017	433,182	$21,284,767	$49.14	$21,448,783	$49.51

Q1 2018	72,336	$2,705,598	$37.40	$2,720,040	$37.60
Q2 2018	104,891	4,425,711	42.19	4,473,788	42.65
Q3 2018	32,969	1,406,871	42.67	1,416,879	42.98
Q4 2018	186,569	7,305,675	39.16	7,606,183	40.77

Total 2018	396,765	$15,843,855	$39.93	$16,216,890	$40.87

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	8,500	$574,667	$67.61	$574,667	$67.61	(4)
Q2 2017	28,534	2,215,444	77.64	2,212,674	77.55
Q3 2017	3,390	593,929	175.20	593,929	175.20
Q4 2017	12,134	936,796	77.20	936,796	77.20

Total 2017	52,558	$4,320,835	$82.21	$4,318,066	$82.16

Q1 2018	1,970	$351,532	$178.44	$351,532	$178.44
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	23,982	2,984,196	124.43	2,987,336	124.57

Total 2018	25,952	$3,335,728	$128.53	$3,338,868	$128.66

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	9,500	$636,091	$66.96	$636,091	$66.96	(4)
Q2 2017	230,321	12,010,488	52.15	12,110,507	52.58
Q3 2017	67,988	3,212,680	47.25	3,212,680	47.25
Q4 2017	177,931	9,746,343	54.78	9,807,571	55.12

Total 2017	485,740	$25,605,602	$52.71	$25,766,849	$53.05

Q1 2018	74,306	$3,057,130	$41.14	$3,071,572	$41.34
Q2 2018	104,891	4,425,711	42.19	4,473,788	42.65
Q3 2018	32,969	1,406,871	42.67	1,416,879	42.98
Q4 2018	210,551	10,289,871	48.87	10,593,519	50.31

Total 2018	422,717	$19,179,583	$45.37	$19,555,758	$46.26

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FIRST QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

OFFICE
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	797,769	$70,919,581	$88.90	$70,627,331	$88.53
2018	382,152	36,533,084	95.60	36,559,484	95.67
2019	510,629	41,030,008	80.35	41,216,569	80.72
2020	1,795,352	143,957,208	80.18	147,938,629	82.40
2021	389,290	34,772,820	89.32	35,298,630	90.67
2022	939,791	83,297,468	88.63	87,881,306	93.51
2023	124,853	9,863,540	79.00	10,630,674	85.15
2024	1,059,454	73,856,740	69.71	80,637,828	76.11
2025	562,478	40,325,339	71.69	44,700,914	79.47
2026	878,186	77,571,553	88.33	79,628,988	90.67
Thereafter	2,571,244	231,515,010	90.04	327,667,565	127.44

RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	33,891	$3,922,957	$115.75	$3,922,957	$115.75
2018	8,114	9,051,991	1,115.60	9,577,713	1,180.39
2019	—	—	—	—	—
2020	3,452	264,336	76.57	264,336	76.57
2021	26,225	12,515,230	477.23	13,524,391	515.71
2022	70,543	11,122,824	157.67	12,162,273	172.41
2023	1,847	1,839,144	995.75	2,256,696	1,221.82
2024	11,919	4,378,804	367.38	5,225,743	438.44
2025	1,872	654,764	349.77	730,700	390.33
2026	34,807	4,452,097	127.91	5,701,724	163.81
Thereafter	108,479	24,307,499	224.08	53,341,111	491.72

TOTAL PROPERTY TYPES
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	831,660	$74,842,538	$89.99	$74,550,288	$89.64
2018	390,266	45,585,075	116.81	46,137,198	118.22
2019	510,629	41,030,008	80.35	41,216,569	80.72
2020	1,798,804	144,221,544	80.18	148,202,965	82.39
2021	415,515	47,288,050	113.81	48,823,021	117.50
2022	1,010,334	94,420,292	93.45	100,043,580	99.02
2023	126,700	11,702,684	92.37	12,887,371	101.72
2024	1,071,373	78,235,544	73.02	85,863,571	80.14
2025	564,350	40,980,103	72.61	45,431,614	80.50
2026	912,993	82,023,649	89.84	85,330,712	93.46
Thereafter	2,679,723	255,822,509	95.47	381,008,676	142.18

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

FIRST QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	155,419	14,165,734	91.15	13,860,540	89.18
Q3 2017	522,915	43,106,113	82.43	43,106,113	82.43
Q4 2017	119,435	13,647,734	114.27	13,660,678	114.38

Total 2017	797,769	$70,919,581	$88.90	$70,627,331	$88.53

Q1 2018	86,020	$10,233,807	$118.97	$10,233,807	$118.97
Q2 2018	82,751	8,986,479	108.60	8,986,479	108.60
Q3 2018	135,436	12,723,156	93.94	12,723,156	93.94
Q4 2018	77,945	4,589,642	58.88	4,616,042	59.22

Total 2018	382,152	$36,533,084	$95.60	$36,559,484	$95.67

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	5,471	1,174,637	214.70	1,174,637	214.70
Q3 2017	27,659	2,696,934	97.51	2,696,934	97.51
Q4 2017	761	51,386	67.52	51,386	67.52

Total 2017	33,891	$3,922,957	$115.75	$3,922,957	$115.75

Q1 2018	—	$—	$—	$—	$—
Q2 2018	1,600	300,000	187.50	300,000	187.50
Q3 2018	—	—	—	—	—
Q4 2018	6,514	8,751,991	1,343.57	9,277,713	1,424.27

Total 2018	8,114	$9,051,991	$1,115.60	$9,577,713	$1,180.39

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	160,890	15,340,372	95.35	15,035,178	93.45
Q3 2017	550,574	45,803,047	83.19	45,803,047	83.19
Q4 2017	120,196	13,699,119	113.97	13,712,064	114.08

Total 2017	831,660	$74,842,538	$89.99	$74,550,288	$89.64

Q1 2018	86,020	$10,233,807	$118.97	$10,233,807	$118.97
Q2 2018	84,351	9,286,479	110.09	9,286,479	110.09
Q3 2018	135,436	12,723,156	93.94	12,723,156	93.94
Q4 2018	84,459	13,341,633	157.97	13,893,756	164.50

Total 2018	390,266	$45,585,075	$116.81	$46,137,198	$118.22

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

FIRST QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	339,449	$16,153,932	$47.59	$16,688,064	$49.16	(4)
2018	197,671	10,704,102	54.15	10,921,682	55.25
2019	862,643	42,247,554	48.97	44,419,449	51.49
2020	677,095	43,042,959	63.57	44,392,042	65.56
2021	1,016,427	50,768,857	49.95	56,450,057	55.54
2022	786,422	39,871,116	50.70	48,413,311	61.56
2023	359,376	24,353,630	67.77	28,120,209	78.25
2024	397,923	23,212,748	58.33	24,045,546	60.43
2025	314,111	18,035,195	57.42	21,427,421	68.22
2026	280,908	19,564,538	69.65	23,105,867	82.25
Thereafter	905,304	60,199,161	66.50	80,959,815	89.43

RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	37,196	$1,583,890	$42.58	$1,583,890	$42.58
2018	35,502	2,168,350	61.08	2,180,765	61.43
2019	13,325	706,136	52.99	725,413	54.44
2020	34,976	2,174,794	62.18	2,293,643	65.58
2021	22,163	1,447,127	65.29	1,519,725	68.57
2022	29,192	1,246,014	42.68	1,325,750	45.41
2023	30,950	1,751,838	56.60	1,840,576	59.47
2024	9,388	641,262	68.31	739,132	78.73
2025	22,933	1,456,630	63.52	1,671,315	72.88
2026	24,494	1,741,713	71.11	1,980,777	80.87
Thereafter	30,174	1,685,939	55.87	2,083,919	69.06

TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	376,645	$17,737,822	$47.09	$18,271,954	$48.51	(4)
2018	233,173	12,872,452	55.21	13,102,446	56.19
2019	875,968	42,953,690	49.04	45,144,863	51.54
2020	712,071	45,217,752	63.50	46,685,685	65.56
2021	1,038,590	52,215,984	50.28	57,969,781	55.82
2022	815,614	41,117,130	50.41	49,739,061	60.98
2023	390,326	26,105,468	66.88	29,960,785	76.76
2024	407,311	23,854,010	58.56	24,784,678	60.85
2025	337,044	19,491,825	57.83	23,098,736	68.53
2026	305,402	21,306,251	69.76	25,086,643	82.14
Thereafter	935,478	61,885,099	66.15	83,043,734	88.77

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FIRST QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Quarterly Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	4,772	$207,208	$43.42	$207,208	$43.42	(4)
Q2 2017	116,656	4,369,156	37.45	4,369,156	37.45
Q3 2017	166,644	9,363,310	56.19	9,753,827	58.53
Q4 2017	51,377	2,214,257	43.10	2,357,873	45.89

Total 2017	339,449	$16,153,932	$47.59	$16,688,064	$49.16

Q1 2018	77,815	$4,397,569	$56.51	$4,458,323	$57.29
Q2 2018	45,300	2,767,590	61.09	2,820,193	62.26
Q3 2018	52,379	2,502,276	47.77	2,582,390	49.30
Q4 2018	22,177	1,036,667	46.75	1,060,776	47.83

Total 2018	197,671	$10,704,102	$54.15	$10,921,682	$55.25

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	160	40,470	252.93	40,470	252.93
Q3 2017	7,046	496,243	70.43	496,243	70.43
Q4 2017	29,990	1,047,178	34.92	1,047,178	34.92

Total 2017	37,196	$1,583,890	$42.58	$1,583,890	$42.58

Q1 2018	22,835	$1,317,919	$57.71	$1,317,919	$57.71
Q2 2018	2,802	198,173	70.73	199,741	71.29
Q3 2018	2,771	135,778	49.00	137,352	49.57
Q4 2018	7,094	516,480	72.81	525,753	74.11

Total 2018	35,502	$2,168,350	$61.08	$2,180,765	$61.43

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	4,772	$207,208	$43.42	$207,208	$43.42	(4)
Q2 2017	116,816	4,409,626	37.75	4,409,626	37.75
Q3 2017	173,690	9,859,553	56.77	10,250,070	59.01
Q4 2017	81,367	3,261,435	40.08	3,405,051	41.85

Total 2017	376,645	$17,737,822	$47.09	$18,271,954	$48.51

Q1 2018	100,650	$5,715,487	$56.79	$5,776,241	$57.39
Q2 2018	48,102	2,965,763	61.66	3,019,934	62.78
Q3 2018	55,150	2,638,055	47.83	2,719,742	49.32
Q4 2018	29,271	1,553,147	53.06	1,586,529	54.20

Total 2018	233,173	$12,872,452	$55.21	$13,102,446	$56.19

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FIRST QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	373,495	$18,432,363	$49.35	$18,520,032	$49.59
2018	500,750	24,088,099	48.10	24,828,203	49.58
2019	1,015,458	49,587,002	48.83	51,404,435	50.62
2020	1,312,027	59,476,108	45.33	62,313,001	47.49
2021	1,227,863	66,363,545	54.05	72,587,323	59.12
2022	726,391	32,948,208	45.36	37,293,371	51.34
2023	459,818	22,617,936	49.19	26,099,401	56.76
2024	640,116	33,063,300	51.65	37,895,376	59.20
2025	468,410	20,437,044	43.63	24,474,483	52.25
2026	406,722	32,524,652	79.97	38,732,562	95.23
Thereafter	1,678,258	106,132,095	63.24	138,234,397	82.37
RETAIL
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	12,266	$1,554,865	$126.76	$1,554,865	$126.76
2018	39,620	2,736,806	69.08	2,756,523	69.57
2019	86,788	5,055,558	58.25	5,127,796	59.08
2020	59,720	3,818,070	63.93	3,929,875	65.81
2021	73,730	4,638,467	62.91	5,149,885	69.85
2022	38,123	2,240,114	58.76	2,437,778	63.95
2023	66,865	3,472,545	51.93	3,821,409	57.15
2024	22,050	1,371,814	62.21	1,529,854	69.38
2025	77,110	2,946,135	38.21	3,219,152	41.75
2026	33,594	2,274,550	67.71	2,498,412	74.37
Thereafter	112,965	4,588,847	40.62	5,415,936	47.94
TOTAL PROPERTY TYPES
				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	385,761	$19,987,228	$51.81	$20,074,897	$52.04
2018	540,370	26,824,905	49.64	27,584,725	51.05
2019	1,102,246	54,642,560	49.57	56,532,230	51.29
2020	1,371,747	63,294,178	46.14	66,242,876	48.29
2021	1,301,593	71,002,011	54.55	77,737,208	59.72
2022	764,514	35,188,322	46.03	39,731,149	51.97
2023	526,683	26,090,480	49.54	29,920,810	56.81
2024	662,166	34,435,113	52.00	39,425,229	59.54
2025	545,520	23,383,179	42.86	27,693,635	50.77
2026	440,316	34,799,203	79.03	41,230,974	93.64
Thereafter	1,791,223	110,720,942	61.81	143,650,333	80.20

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

FIRST QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	129,637	6,744,214	52.02	6,786,362	52.35
Q3 2017	47,147	2,836,327	60.16	2,842,621	60.29
Q4 2017	196,711	8,851,822	45.00	8,891,049	45.20

Total 2017	373,495	$18,432,363	$49.35	$18,520,032	$49.59

Q1 2018	130,547	$4,211,354	$32.26	$4,216,484	$32.30
Q2 2018	183,073	10,402,951	56.82	10,826,950	59.14
Q3 2018	114,127	5,207,079	45.63	5,350,844	46.88
Q4 2018	73,003	4,266,715	58.45	4,433,924	60.74

Total 2018	500,750	$24,088,099	$48.10	$24,828,203	$49.58

RETAIL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	1,909	912,000	477.74	912,000	477.74
Q3 2017	6,842	455,172	66.53	455,172	66.53
Q4 2017	3,515	187,693	53.40	187,693	53.40

Total 2017	12,266	$1,554,865	$126.76	$1,554,865	$126.76

Q1 2018	7,698	$523,569	$68.01	$523,569	$68.01
Q2 2018	12,433	806,462	64.86	816,788	65.70
Q3 2018	8,283	577,582	69.73	584,527	70.57
Q4 2018	11,206	829,193	74.00	831,638	74.21

Total 2018	39,620	$2,736,806	$69.08	$2,756,523	$69.57

TOTAL PROPERTY TYPES
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	131,546	7,656,214	58.20	7,698,362	58.52
Q3 2017	53,989	3,291,498	60.97	3,297,793	61.08
Q4 2017	200,226	9,039,515	45.15	9,078,743	45.34

Total 2017	385,761	$19,987,228	$51.81	$20,074,897	$52.04

Q1 2018	138,245	$4,734,923	$34.25	$4,740,054	$34.29
Q2 2018	195,506	11,209,413	57.34	11,643,738	59.56
Q3 2018	122,410	5,784,660	47.26	5,935,371	48.49
Q4 2018	84,209	5,095,908	60.52	5,265,562	62.53

Total 2018	540,370	$26,824,905	$49.64	$27,584,725	$51.05

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

FIRST QUARTER 2017

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco and Los Angeles
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	362,368	$21,497,150	$59.32	$21,555,609	$59.49	(4)	195,055	$12,242,235	$62.76	$12,380,632	$63.47	(4)
2018	130,696	9,193,416	70.34	9,385,520	71.81		174,130	10,637,576	61.09	10,811,671	62.09
2019	578,351	32,459,798	56.12	32,788,581	56.69		384,479	22,537,510	58.62	23,533,226	61.21
2020	270,329	16,705,376	61.80	17,145,738	63.43		617,436	41,084,055	66.54	42,123,648	68.22
2021	428,476	25,028,162	58.41	25,274,088	58.99		692,909	42,675,355	61.59	47,688,407	68.82
2022	982,487	57,204,167	58.22	61,204,303	62.30		402,698	22,839,144	56.72	27,873,021	69.22
2023	410,671	27,678,114	67.40	30,674,099	74.69		349,669	23,931,728	68.44	27,134,138	77.60
2024	337,119	20,055,185	59.49	21,825,037	64.74		382,799	22,869,363	59.74	23,573,686	61.58
2025	686,806	45,257,345	65.90	51,036,217	74.31		331,402	19,291,156	58.21	22,845,373	68.94
2026	944,535	70,244,449	74.37	77,596,710	82.15		305,402	21,306,251	69.76	25,086,643	82.14
Thereafter	2,839,177	161,308,801	56.82	185,818,694	65.45		935,478	61,885,099	66.15	83,043,734	88.77

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	715,285	$70,430,093	$98.46	$70,443,037	$98.48		51,916	$3,007,249	$57.93	$3,007,249	$57.93
2018	310,287	42,705,534	137.63	43,231,256	139.33		116,353	6,959,160	59.81	7,193,862	61.83
2019	349,132	35,084,420	100.49	35,241,671	100.94		466,480	29,740,304	63.75	31,136,899	66.75
2020	1,486,479	133,442,214	89.77	136,955,603	92.13		456,420	25,800,684	56.53	27,272,722	59.75
2021	311,243	43,756,910	140.59	45,112,516	144.94		552,128	36,731,463	66.53	40,560,408	73.46
2022	928,087	91,576,759	98.67	96,976,710	104.49		104,042	6,062,280	58.27	6,683,321	64.24
2023	91,631	10,526,230	114.88	11,736,080	128.08		48,609	3,075,172	63.26	3,651,470	75.12
2024	679,827	64,652,057	95.10	71,477,940	105.14		193,400	12,721,210	65.78	14,705,364	76.04
2025	296,170	31,389,929	105.99	34,358,435	116.01		85,677	4,514,075	52.69	5,441,486	63.51
2026	747,948	76,758,644	102.63	79,317,870	106.05		354,808	30,557,048	86.12	36,049,549	101.60
Thereafter	2,425,418	246,256,042	101.53	370,942,038	152.94		1,501,610	98,334,899	65.49	127,495,235	84.91

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FIRST QUARTER 2017

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	123,372	$4,108,452	$33.30	$4,211,240	$34.13	(4)	181,590	$5,495,587	$30.26	$5,891,322	$32.44	(4)
2018	292,021	9,986,168	34.20	10,170,238	34.83		59,043	2,234,875	37.85	2,290,776	38.80
2019	501,091	19,537,640	38.99	19,713,676	39.34		491,489	20,416,179	41.54	21,611,637	43.97
2020	292,907	10,604,620	36.20	11,664,514	39.82		94,635	4,133,697	43.68	4,562,037	48.21
2021	685,016	21,526,778	31.43	22,537,590	32.90		345,681	9,540,629	27.60	10,281,375	29.74
2022	716,920	26,836,870	37.43	27,142,703	37.86		412,916	18,277,987	44.27	21,866,040	52.96
2023	212,100	7,625,959	35.95	8,980,626	42.34		40,657	2,173,740	53.47	2,826,647	69.52
2024	323,984	12,781,570	39.45	14,454,765	44.62		24,512	984,647	40.17	1,210,992	49.40
2025	454,313	21,753,566	47.88	24,045,482	52.93		5,642	200,669	35.57	253,362	44.91
2026	132,589	4,712,012	35.54	5,425,138	40.92		—	—	—	—	—
Thereafter	671,787	25,968,018	38.66	29,473,950	43.87		—	—	—	—	—

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	116,375	$4,412,446	$37.92	$4,107,252	$35.29		333,845	$16,979,979	$50.86	$17,067,648	$51.12
2018	79,979	2,879,541	36.00	2,905,942	36.33		424,017	19,865,745	46.85	20,390,863	48.09
2019	161,497	5,945,588	36.82	5,974,897	37.00		635,766	24,902,256	39.17	25,395,331	39.94
2020	312,325	10,779,331	34.51	11,247,361	36.01		915,327	37,493,494	40.96	38,970,155	42.58
2021	104,272	3,531,140	33.86	3,710,506	35.58		749,465	34,270,548	45.73	37,176,800	49.60
2022	82,247	2,843,533	34.57	3,066,870	37.29		660,472	29,126,042	44.10	33,047,828	50.04
2023	35,069	1,176,454	33.55	1,151,290	32.83		478,074	23,015,308	48.14	26,269,340	54.95
2024	391,546	13,583,488	34.69	14,385,631	36.74		468,766	21,713,903	46.32	24,719,866	52.73
2025	268,180	9,590,174	35.76	11,073,180	41.29		459,843	18,869,105	41.03	22,252,149	48.39
2026	165,045	5,265,005	31.90	6,012,842	36.43		85,508	4,242,155	49.61	5,181,426	60.60
Thereafter	254,305	9,566,467	37.62	10,066,638	39.58		289,613	12,386,043	42.77	16,155,097	55.78

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FIRST QUARTER 2017

LEASING ACTIVITY

for the three months ended March 31, 2017

All In-Service Properties

Total
Vacant space available @ 1/1/2017 (sf)	4,196,275
Property dispositions/ properties taken out of service (sf)	—
Properties acquired vacant space (sf)	—
Properties placed in-service (sf) (1)	9,480
Leases expiring or terminated 1/1/2017-3/31/2017 (sf)	843,647

Total space available for lease (sf)	5,049,402

1st generation leases (sf)	23,865
2nd generation leases with new tenants (sf)	624,425
2nd generation lease renewals (sf)	290,455

Total space leased (sf)	938,745

Vacant space available for lease @ 3/31/2017 (sf)	4,110,657

Net (increase)/decrease in available space (sf)	85,618
Second generation leasing information: (2)
Leases commencing during the period (sf)	914,880
Weighted average lease term (months)	85
Weighted average free rent period (days)	82
Total transaction costs per square foot (3)	$55.92
Increase (decrease) in gross rents (4)	13.12%
Increase (decrease) in net rents (5)	19.54%

			Incr (decr)	Incr (decr)
	All leases	All leases	in 2nd gen.	in 2nd gen.	Total	Total square feet of leases
	1st Generation (sf)	2nd Generation (sf)	gross cash rents (4)	net cash rents (5)	Leased (sf) (6)	executed in the quarter (7)
Boston	9,632	203,608	(0.86%)	(1.34%)	213,240	157,454
New York	9,723	184,224	(8.91%)	(14.69%)	193,947	110,194
San Francisco and Los Angeles	—	326,717	46.48%	74.34%	326,717	182,661
Washington, DC	4,510	200,331	4.77%	4.87%	204,841	114,879

Total / Weighted Average	23,865	914,880	13.12%	19.54%	938,745	565,188

(1)	Total square feet of properties placed in service in Q1 2017 consist of 9,480 square feet at Prudential Center Retail Expansion at Prudential Center Retail.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 914,880 square feet of second generation leases that commenced in Q1 2017, leases for 775,145 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 609,624 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 609,624 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 139,735.

FIRST QUARTER 2017

ACQUISITIONS/DISPOSITIONS

as of March 31, 2017

ACQUISITIONS

For the period from January 1, 2017 through March 31, 2017

Anticipated
				Initial	Future	Total	Percentage
Property	Location	Date Acquired	Square Feet	Investment	Investment	Investment	Leased
Not Applicable

Total Acquisitions			—	$—	$—	$—	—

DISPOSITIONS

For the period from January 1, 2017 through March 31, 2017

				Gross	Net Cash
Property	Location	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain
Not Applicable

Total Dispositions of Real Estate			$—	—	$—	$—

FIRST QUARTER 2017

VALUE CREATION PIPELINE —   CONSTRUCTION IN PROGRESS (1)

as of March 31, 2017

						BXP’s Share
Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)		Estimated Total Investment (2)		Total Financing	Amount Drawn at 3/31/2017	Estimated Future Equity Requirement (2)	Percentage Leased (3)		Percentage Placed in service (4)
Office and Retail
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	237,730,779		271,500,000		—	—	33,769,221	84%		28%
Salesforce Tower (95% ownership)	Q1 2018	Q1 2019	San Francisco, CA	1	1,400,000	837,244,891		1,073,500,000		(25,389,074)(5)	(11,777,969)(5)	249,866,214	69%		—
The Hub on Causeway (50% ownership)	Q1 2019	Q4 2019	Boston, MA	1	385,000	31,806,101		141,870,000		—	—	110,063,899	42%		—
Dock 72 (50% ownership)	Q2 2018	Q1 2020	Brooklyn, NY	1	670,000	50,111,090		204,900,000		125,000,000	—	29,788,910	33%		—

Total Office Properties under Construction				4	2,880,000	$1,156,892,861		$1,691,770,000		$99,610,926	$(11,777,969)	$423,488,244	59%		6%

Residential
Proto at Cambridge (274 units)	Q2 2018	Q1 2019	Cambridge, MA	1	164,000	$33,627,868		$140,170,000		$—	$—	$106,542,132	N/A		—
Signature at Reston (508 Units)	Q1 2018	Q2 2020	Reston, VA	1	490,000	113,528,985	(6)	234,854,000	(6)	—	—	121,325,015	N/A		—
Signature at Reston - Retail				—	24,600	—		—		—	—	—	81%		—

Total Residential Properties under Construction				2	678,600	$147,156,853		$375,024,000		$—	$—	$227,867,147	59	%(7)	—

Redevelopment Properties
Reservoir Place North	Q1 2018	Q1 2018	Waltham, MA	1	73,000	$15,721,202		$24,510,000		$—	$—	$8,788,798	—		4%
191 Spring Street	Q4 2017	Q3 2018	Lexington, MA	1	160,000	4,796,215		53,920,000		—	—	49,123,785	49%		—
One Five Nine East 53rd (55% ownership) (8)	Q4 2018	Q4 2019	New York, NY	—	220,000	25,432,663		106,000,000		—	—	80,567,337	—		—

Total Redevelopment Properties under Construction				2	453,000	$45,950,080		$184,430,000		$—	$—	$138,479,920	17%		1%

Total Properties Under Construction and Redevelopment				8	4,011,600	$1,349,999,794		$2,251,224,000		$99,610,926	$(11,777,969)	$789,835,311	54	%(7)	5%

PROJECTS FULLY PLACED IN—   SERVICE DURING 2017

						BXP’s Share
	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Financing	Amount Drawn at March 31, 2017	Estimated Future Equity Requirement (2)	Percentage Leased (3)
Prudential Center Retail Expansion	Q1 2016	Q3 2017	Boston, MA	—	15,000	$9,710,412	$10,760,000	$—	$—	$1,049,588	100%

Total Projects placed In— Service				—	15,000	$9,710,412	$10,760,000	$—	$—	$1,049,588	100%

IN- SERVICE PROPERTIES HELD FOR REDEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased%	Annualized Rental Obligations Per Leased SF (9)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Estimated Future SF (10)
North First Business Park	San Jose CA	5	190,636	87.2%	$23.03	N	S	1,359,364
3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S	413,690
145 Broadway	Cambridge, MA	1	79,616	86.3%	47.50	N	CBD	406,432

Total Properties held for Redevelopment		7	488,618	92.8%	$26.35			2,179,486

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalize interest has commenced.
(2)	Includes income (loss) and interest carry.
(3)	Represents percentage leased as of April 25, 2017, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of our partner’s equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions from all distributions to our partner until the principal and interest are repaid. As of March 31, 2017, the Company has funded $11,777,969.
(6)	Includes approximately $17 million for overbuilding parking structure to support future development requirements and excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(7)	Includes approximately 9,000 square feet of retail space at the Proto at Cambridge residential development, which is 0% leased.
(8)	Formerly the low- rise portion of 601 Lexington Avenue.
(9)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(10)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels and Land Purchase Options on page 46.

FIRST QUARTER 2017

VALUE CREATION PIPELINE

as of March 31, 2017

Owned Land Parcels

Approximate
Developable
Location	Square Feet
San Jose, CA (1)	2,199,000
Reston, VA	1,160,000
Waltham, MA	805,000
Springfield, VA	800,000
Rockville, MD	759,000
Washington, DC (50% ownership)	520,000
Santa Clara, CA (1)	414,000
Marlborough, MA	400,000
Boston, MA (50% Ownership)	320,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Andover, MA (2)	110,000

8,337,000

Land Purchase Options

Approximate
Developable
Location	Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA (1)	940,000
Brooklyn, NY (50% ownership)	600,000
Boston, MA (50% ownership)	525,000
Washington, DC	482,000
Oakland, CA (3)	324,000
San Francisco, CA	TBD

5,821,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.
(2)	On April 19, 2017, the Company completed the sale of an approximately 9.2 acre parcel of land, which can accommodate 110,000 square feet of development, located at 30 Shattuck Road in Andover, Massachusetts for a gross sale price of approximately $5 million.
(3)	On April 21, 2017, the Company exercised its option to ground lease, with the future right to purchase, real property adjacent to the MacArthur BART station located in Oakland, California, that could support the development of a 402-unit residential building and supporting retail space.

FIRST QUARTER 2017

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

The Company also presents certain of these measures (1) on a “BXP’s Share” basis, which is defined as the consolidated amount, plus the Company’s share of the measure from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because it includes the Company’s share of the applicable amount from unconsolidated joint ventures and excludes the Company’s partners’ share from consolidated joint ventures. The Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, partnership agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations, etc. As a result, presentations of BXP’s Share of a measure should be considered with and as a supplement to the Company’s financial information presented in accordance with GAAP.

Annualized Rental Obligations

Annualized Rental Obligations is defined as Rental Obligations at the end of the reporting period, multiplied by twelve (12).

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.

Debt to Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio is defined as consolidated debt as a percentage of the market value of the Company’s outstanding equity securities plus the Company’s consolidated debt, and it is a measure of leverage commonly used by analysts in the REIT sector. Consolidated Market Capitalization is the sum of (A) the Company’s consolidated debt plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units and (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2015, 2016 and 2017 MYLTIP Units are not included. The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s consolidated debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Funds Available for Distribution (FAD) and FAD Payout Ratio

In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.‘s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

FIRST QUARTER 2017

DEFINITIONS (continued)

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate-related depreciation and amortization, and the Company’s share of income (loss) from unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Net Operating Income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less (2) gains on sales of real estate, development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases the Company also presents (1) NOI – cash basis, which is NOI after eliminating the effects of straight-lining of rent, fair value lease revenue, ground rent expense, and lease transaction costs that qualify as rent inducements in accordance with GAAP and (2) NOI and NOI – cash basis, in each case excluding termination income.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.

Rental Obligations

Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 27-29 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”